                                 Exhibit 10.2


                 Amendments P00125 through P00136, inclusive,
                       to Contract No. N00024-90-C-5208

---------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                            | 1. CONTRACT ID CODE   |    PAGE OF PAGES
                                                                              |          U            |      1   |   2
---------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.    |3. EFFECTIVE DATE  |  4. REQUISITION/PURCHASE REQ. NO.  |5. PROJECT NO. (If applicable)
     P00136                      |    SEE BLK 16C.   |        N00024-96-MR-20503          |   5-03KF-20503
---------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY               CODE  |  N00024           |  7. ADMINISTERED BY (If other than Item 6)          CODE  |  S3305A
   NAVAL SEA SYSTEMS COMMAND      ------------------ |     DCMAO BUFFALO                                  -----------------
   2531 JEFFERSON DAVIS HIGHWAY                      |     1103 FEDERAL BUILDING
   ARLINGTON VA 22242-5160                           |     111 W. HURON STREET
   BUYER/SYMBOL: LINDA DABNEY, SEA-0251D             |     BUFFALO, NY 14202
   PHONE: Area Code (703) 602-8106                   |
---------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)    |(X) | 9A. AMENDMENT OF SOLICITATION NO.
                                                                               |----|
   CEC NO: 789995610                                                           |    |  ------------------------------------
                                                                               |    | 9B. DATED (SEE ITEM 11)
   COMPTEK FEDERAL SYSTEMS, INC.                                               |    |
   2732 TRANSIT ROAD                                                           |--- |  ------------------------------------
   BUFFALO, NY 14224-2523                                                      |    | 10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                               |    |  N00024-90-C-5208
   TIN NO: 16-1411419                                                          | X  |  ------------------------------------
--------------------------------------------------------------------------------    | 10B. DATED (SEE ITEM 13)
CODE   OTTJ6                   |FACILITY CODE                                       |  30 MARCH 1990
---------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------
[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                   [ ] is extended,  [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)    NA
----------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------
   |A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
-- |   CONTRACT ORDER NO. IN ITEM 10A.
   |
---|------------------------------------------------------------------------------------------------------------------------
   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office,
X  |   appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).
   |
----------------------------------------------------------------------------------------------------------------------------
   |C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
   |
----------------------------------------------------------------------------------------------------------------------------
   |D. OTHER (Specify type of modification and authority)
   |
----------------------------------------------------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.
----------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                             SEE THE ATTACHED.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                  |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                               |              KATHLEEN MONAHAN
                                                               |              CONTRACTING OFFICER
---------------------------------------------------------------|------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 |15C. DATE SIGNED      |16B. UNITED STATES OF AMERICA          | 16C. DATE SIGNED
                                        |                      | By /s/ Kathleen Monahan               |
--------------------------------------- |                      |    -----------------------------------|
(Signature of person authorized to sign)|                      |    (Signature of Contracting Officer) |  10/10/95
----------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                            30-105                                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                    Prescribed by GSA
                                                                                             FAR (48CFR) 53.243


N00024-90-C-5208
N00024-95-MR-
Modification P00136
Page 2 of 2


A. The purpose of this modification to Contract N00024-90-C-5208, is to make administrative changes to P00128, P00129, P00130 and P00131.
Accordingly, said Contract is hereby changed as follows:

    1.  Under P00128, page 2 of 7 paragraph A, CLIN 0028 should read
CLIN 0029

    2.  Under P00129, page 2 of 7 paragraph A, CLIN 0028 should read
CLIN 0029.

    3.  Under P00130, page 2 of 7 paragraph A, CLIN 0028 should read
CLIN 0029.

    4. Under P00131, page 7 of 7 Line Item 0029AA, TOTAL and SUB-TOTAL TO DATE should read as follows:

   ITEM         ESTIMATED       COM       FIXED FEE       AMOUNT   CATEGORY
   0029AA       363,038         233       25,429         388,700   O&MN

   TOTAL        909,415         584       63,701         973,700

SUB-TOTAL    32,006,500      23,994    2,241,097      34,271,591
TO DATE

B. Except as provided herein all other terms and conditions of contract N00024-90-C-5208 remains unchanged and in full force and effect.

---------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                            | 1. CONTRACT ID CODE    |   PAGE OF PAGES
                                                                              |          U             |    1    |   7
---------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.    |3. EFFECTIVE DATE    |4. REQUISITION/PURCHASE REQ. NO.  |5. PROJECT NO. (If applicable)
     POO135                      | SEE BLK 16C.        |    N00024-95-FR-54769            |    5-03KF-54769
---------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE     |  N00024             |7. ADMINISTERED BY (If other than Item 6)    CODE  |   S3305A
   NAVAL SEA SYSTEMS COMMAND      -------------------- |   DCMAO BUFFALO                                    ---------------
   2531 JEFFERSON DAVIS HIGHWAY                        |   1103 FEDERAL BUILDING
   ARLINGTON VA 22242-5160                             |   111 W. HURON STREET
   BUYER/SYMBOL: LINDA DABNEY, SEA-0251D               |   BUFFALO, NY 14202
   PHONE: Area Code (703) 602-8106                     |
---------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)   |(X)|9A. AMENDMENT OF SOLICITATION NO.
                                                                              |---|
   CEC NO: 789995610                                                          |   |----------------------------------------
                                                                              |   |9B. DATED (SEE ITEM 11)
   COMPTEK FEDERAL SYSTEMS, INC.                                              |   |
   2732 TRANSIT ROAD                                                          |   |----------------------------------------
   BUFFALO, NY 14224-2523                                                     |   |10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                              |   |     NOOO24-90-C-5208
   TIN NO: 16-1411419                                                         | X |----------------------------------------
----------------------------------------------------------------------------- |   |10B. DATED (SEE ITEM 13)
CODE     OTTJ6                 |FACILITY CODE                                 |   |     30 MARCH 1990
---------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------
[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                   [ ] is extended,  [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
          SEE THE ATTACHED FINANCIAL ACCOUNTING DATA SHEET (S).
----------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------
   |A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
   |   CONTRACT ORDER NO. IN ITEM 10A.
   |
----------------------------------------------------------------------------------------------------------------------------
   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office,
   |   appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).
   |
----------------------------------------------------------------------------------------------------------------------------
   |C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
   |
----------------------------------------------------------------------------------------------------------------------------
   |D. OTHER (Specify type of modification and authority)
X  |   UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE.
----------------------------------------------------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.
-----------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                                       SEE THE ATTACHED.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                  |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                               |           KATHLEEN MONAHAN
                                                               |           CONTRACTING OFFICER
---------------------------------------------------------------|------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                    |15C. DATE SIGNED   |16B. UNITED STATES OF AMERICA           |16C. DATE SIGNED
                                           |                   | By /s/ Kathleen Monahan                |
---------------------------------------    |                   |--------------------------------------- |
(Signature of person authorized to sign)   |                   |    (Signature of Contracting Officer)  |   9/28/95
----------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                            30-105                                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                    Prescribed by GSA
                                                                                             FAR (48CFR) 53.243


N00024-90-C-5208
N00024-95-FR-54769
Modification P00135
Page 2 of 7

A. The purpose of this modification is to provide additional funds under CLIN 0029 in the amount of $50,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follow:

1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028,
0029, and 0030 of the attached accounting data sheet, funding under this contract is increased by $50,000.00 apportioned as follows:

                      EST                        FIXED
       ITEM          COST          COM            FEE          TOTAL
       -------      -------      -------         -------      -------
       0029AB       46,699         30            3,271        50,000





                   REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

N00024 -90-C-5208
N00024 -95-FR-54769
Modification P00135
Page 3 of 7

5. Accordingly the amount funded to date is increased by $50,000.00 from $34,616,591.00 to a new total of $34,666,591 apportioned as follows:

                     EST
       ITEM          COST        COM      FIXED FEE      TOTAL    CATEGORY
      ------        ------      ------    ---------     -------   --------
       0001AA     1,284,239       763       89,898     1,374,900   RDT&E,N
       0001AB        84,066        50        5,884        90,000   FMS
       0001AC       611,810       365       42,825       655,000   O&MN
       0001AD       672,523       401       47,076       720,000   OPN
       0001AE       186,812       111       13,077       200,000   SCN
       0001AH       233,514       141       16,345       250,000   OTHER AGENCY
       0004AC        46,703        28        3,269        50,000   SCN
       0005AA        46,703        28        3,269        50,000   RDT&E
       0005AB       802,358       477       56,165       859,000   SCN
       0005AD       513,733       306       35,961       550,000   OTHER AGENCY
       0007AA       842,803       500       58,997       902,300   RDT&E
       0007AB       119,558        73        8,369       128,000   FMS
       0007AC       520,272       309       36,419       557,000   O&MN
       0007AD       817,303       486       57,211       875,000   OPN
       0007AE       910,710       540       63,750       975,000   SCN
       0007AF       382,965       228       26,807       410,000   DBOF
       0007AG        56,044        33        3,923        60,000   NAVAIR RDT&E
       0007AH       289,559       172       20,269       310,000   SPAWAR OPN
       0007AJ        46,703        28        3,269        50,000   NAVAIR NG
       0007AK       373,624       222       26,154       400,000   NAVAIR FMS
       THRU
       0007AS
       0011AB       168,131       100       11,769       180,000   SCN
       0011AD       177,472       105       12,423       190,000   SPAWAR RDT&E
       0011AE       158,790        94       11,116       170,000   SCN
                  ---------     -----      -------    ----------
    SUB TOTAL     9,346,395     5,560      654,245    10,006,200
      TO DATE

                                                N00024-90-C-5208
                                                N00024-95-FR-54769
                                                Modification P00135
                                                Page 4 of 7


   ITEM       ESTIMATED       COM     FIXED FEE    AMOUNT         CATEGORY
SUB-TOTAL     9,346,395      5,560    654,245   10,006,200
0012AA          760,704        462     53,234      814,400   O&MN
0012AB        1,358,597        817     95,086    1,454,500   RDT&E
0012AC           94,531         57      6,616      101,204   FMS
0012AD        1,516,903        907    106,190    1,624,000   OPN
0012AF           14,945          9      1,046       16,000   FMS
0012AG           35,303         21      2,472       37,796   FMS
0012AH           18,681         11      1,308       20,000   FMS
0012AJ           18,681         11      1,308       20,000   FMS
0012AK           23,351         14      1,635       25,000   FMS
0012AL           84,064         50      5,886       90,000   FMS
0012AM           42,032         25      2,943       45,000   FMS
0012AN           42,032         25      2,943       45,000   FMS
0012AP           82,196         49      5,755       88,000   SPAWAR/OPN
0012AQ          240,053        144     16,803      257,000   DBOF
0012AR            4,670          3        327        5,000   OTHER
0012AS          102,695         67      7,188      109,950   OTHER/DBOF
              ---------      -----    -------    ---------
SUB-TOTAL     4,439,438      2,672    310,740    4,752,850

SUB-TOTAL
TO DATE      13,785,833      8,232    964,985   14,759,050

                                                N00024-90-C-5208
                                                N00024-95-FR-54769
                                                Modification P00135
                                                Page 5 of 7

   ITEM       ESTIMATED          COM      FIXED FEE      AMOUNT         CATEGORY
SUB
TOTAL        13,785,833           8,232    964,985     14,759,050

0012AT          112,087              67      7,846        120,000  FMS
0012AU          112,087              67      7,846        120,000  FMS
0012AV           51,373              31      3,596         55,000  FMS
0012AW           18,681              11      1,308         20,000  FMS
0012AX           46,703              28      3,269         50,000  FMS
0012AY           46,703              28      3,269         50,000  FMS
0012AZ           18,681              11      1,308         20,000  FMS
0012BA            4,670               3        327          5,000  FMS
0012BB          168,130             101     11,769        180,000  FMS
0013AA          233,520             145     16,335        250,000  OPN
                -------             ---     ------        -------
TOTAL           812,635             492     56,873        870,000

0017AA        1,071,486             693     75,046      1,147,225  RDT&E
0017AC          369,859             241     25,900        396,000  O&MN
0017AD        1,499,061             962    104,977      1,605,000  OPN
0017AE        1,821,483           1,171    127,546      1,950,200  SCN
0017AF           46,700              31      3,269         50,000  OTHER
0017AG          405,517             260     28,403        434,180  DBOF
0017AH           36,613              23      2,564         39,200  FMS
0017AJ          152,241             100     10,659        163,000  WPN
                 56,039              36      3,925         60,000  APN
                 70,050              47      4,903         75,000  O&MN
              ---------           -----    -------      ---------
TOTAL         5,529,049           3,564    387,192      5,919,805

0022AA          819,101             524     57,375        877,000  RDT&E
0022AB                0               0          0              0  FMS
0022AC          348,375             223     24,402        373,000  O&MN
0022AD          962,000             616     67,384      1,030,000  OPN
0022AE           93,398              60      6,542        100,000  SCN
0022AF                0               0          0              0  DBOF
0022AG           34,557              22      2,421         37,000  WPN
0022AH                0               0          0              0  APN
              ---------           -----    -------      ---------
TOTAL         2,257,431           1,445    158,124      2,417,000
SUB-TOTAL
TO DATE      22,384,948          13,733  1,567,174     23,965,855

                                                N00024-90-C-5208
                                                N00024-95-FR-54769
                                                Modification P00135
                                                Page 6 of 7

   ITEM       ESTIMATED       COM        FIXED FEE    AMOUNT         CATEGORY
SUB
TOTAL        22,384,948         13,733  1,567,174    23,965,855
0023AA          513,221            330     35,949       549,500   RDT&E
0023AB          322,224            206     22,570       345,000   O&MN
             ----------         ------  ---------    ----------
SUB             835,445            536     58,519       894,500
TOTAL

0024AA                0              0          0             0   RDT&E
0024AB           37,359             24      2,617        40,000   O&MN
0024AC          803,225            514     56,261       860,000   SCN
0024AD           46.699             30      3,271        50,000   FMS
                -------            ---     ------       -------
SUB             887,283            568     62,149       950,000
TOTAL

0025AA          205,476            132     14,392       220,000   RDT&E
0025AB                0              0          0             0   O&MN
                -------            ---     ------       -------
SUB             205,476            132     14,392       220,000
TOTAL

0026AA          216,682            139     15,179       232,000   RDT&E
0026AB          359,527            285     25,188       385,000   SCN
0026AC           91,997             59      6,444        98,500   OPN
0026AD          800,423            512     56,065       857,000   O&MN
0026AE           18,680             12      1,308        20,000   FMS
0026AF           18,680             12      1,308        20,000   OTHER
0026AG           58,374             37      4,089        62,500   DBOF
0026AH            9,340              6        654        10,000   DOD-R&D
              ---------          -----    -------     ---------
SUB           1,573,703          1,062    110,235     1,685,000
TOTAL

0027            555,272          4,395     38,869       598,536
                -------          -----     ------       -------
SUB             555,272          4,395     38,869       598,536
TOTAL

0028AA        1,008,699            646     70,655     1,080,000   O&MN
0028AB        1,418,716            909     99,375     1,519,000   RDT&E,N
0028AC          798,552            513     55,935       855,000   SCN
0028AD        1,428,991            916    100,093     1,530,000   OPN
0028AE                0              0          0             0   WPN
0028AF                0              0          0             0   APN
0028AG                0              0          0             0   FMS
0028AH                0              0          0             0   DBOF
0028AJ                0              0          0             0   OTHER
              ---------          -----    -------     ---------
SUB           4,654,958          2,984    326,058     4,984,000
TOTAL

SUB
TOTAL TO     31,097,085         23,410  2,177,396    33,297,891
DATE

                                                N00024-90-C-5208
                                                N00024-95-FR-54769
                                                Modification P00135
                                                Page 7 of 7


  ITEM         ESTIMATED       COM       FIXED FEE     AMOUNT        CATEGORY
SUB
TOTAL         31,097,085         23,410  2,177,396    33,297,891
0029AA           433,086            278     30,336       463,700   O&MN
0029AB           630,435            405     44,160       675,000   RDT&E,N
0029AC           112,078             72      7,850       120,000   SCN
0029AD            65,379             42      4,579        70,000   OPN
0029AE                 0              0          0             0   WPN
0029AF                 0              0          0             0   APN
0029AG                 0              0          0             0   FMS
0029AH                 0              0          0             0   DBOF
0029AJ                 0              0          0             0   OTHER
0029AK            37,359             24      2,617        40,000   DOD (R&D)
               ---------            ---     ------     ---------
TOTAL          1,278,337            821     89,542     1,368,700

0030AA                 0              0          0             0   O&MN
0030AB                 0              0          0             0   RDT&E,N
0030AC                 0              0          0             0   SCN
0030AD                 0              0          0             0   OPN
0030AE                 0              0          0             0   WPN
0030AF                 0              0          0             0   APN
0030AG                 0              0          0             0   FMS
0030AH                 0              0          0             0   DBOF
0030AJ                 0              0          0             0   OTHER
                       -              -          -             -
TOTAL                  0              0          0             0

SUB-TOTAL
TO DATE       32,375,422         24,231  2,266,938    34,666,591

B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)   2. SUPPL PIN      3. DATE EFFECTIVE
                                                 YR.    MO.    DA.
    N0002490C5208              P00135            95  |  08  |  23
---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
---------------------------------------------------------------------------

 A        NOOO2494AFE84YV               0029      AB


---------------------------------------------------------------------------

---------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           TI-95-X26
           N0002495FR54769
------------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
------------------------------------------------------------------------------------------------------------------------------------

  HN    1741319         84YV    000      SA      S3D   0       068342   2D      980360   01803         000    0100      $ 50,000.00


------------------------------------------------------------------------------------------------------------------------------------
                                              PROGRAM ELEMENT 0604567N IS APPLICABLE                      TOTAL         $ 50,000.00
------------------------------------------------------------------------------------------------------------------------------------
17. FINANCIAL MANAGER                              18. COMPTROLLER CLEARANCE
    ALAN BRAUER, SEA03DF
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                      DATE                OBLIGATION OF FUNDS IS AUTHORIZED      SIGNATURE                     DATE
                               8/29/95             IN AMOUNTS SHOWN IN COLUMN 16 ABOVE                                  9/18/95

/S/ R. A. G.                                                                              /S/ J. L. PRITCHETT
    ALLAN BRAUER, SEA03DF                                                                 BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)



---------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                             |1. CONTRACT ID CODE   |    PAGE OF PAGES
                                                                               |        U             |     1    |   7
---------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.    |3. EFFECTIVE DATE    |4. REQUISITION/PURCHASE REQ. NO.  |5. PROJECT NO. (If applicable)
     P00134                      |   SEE BLK 16C       |     N00024-95-FR-54768           |    5-03KF-54768
---------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE     |   N00024            |7. ADMINISTERED BY (If other than Item 6)    CODE  |  S3305A
   NAVAL SEA SYSTEMS COMMAND      -------------------- |   DCMAO BUFFALO                                    ---------------
   2531 JEFFERSON DAVIS HIGHWAY                        |   1103 FEDERAL BUILDING
   ARLINGTON VA 22242-5160                             |   111 W. HURON STREET
   BUYER/SYMBOL: LINDA DABNEY, SEA-0251D               |   BUFFALO, NY 14202
   PHONE: Area Code (703) 602-8106                     |
   -------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)      |(x)|9A. AMENDMENT OF SOLICITATION NO.
                                                                                 |---|
   CEC NO: 789995610                                                             |   | ------------------------------------------
                                                                                 |   |9B. DATED (SEE ITEM 11)
   COMPTEK FEDERAL SYSTEMS, INC.                                                 |   |
   2732 TRANSIT ROAD                                                             |---| ------------------------------------------
   BUFFALO, NY 14224-2523                                                        |   |10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                 | X |    N00024-90-C-5208
   TIN NO: 16-1411419                                                            |   | ------------------------------------------
---------------------------------------------------------------------------------|   |10B. DATED (SEE ITEM 13)
CODE    0TTJ6                 |FACILITY CODE                                     |   |    30 MARCH 1990
---------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------
[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                   [ ] is extended,  [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA
       SEE THE ATTACHED FINANCIAL ACCOUNTING DATA SHEET(S)
----------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------
   |A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
   |   CONTRACT ORDER NO. IN ITEM 10A.
   |
----------------------------------------------------------------------------------------------------------------------------
   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office,
   |   appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).
   |
----------------------------------------------------------------------------------------------------------------------------
   |C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
   |
----------------------------------------------------------------------------------------------------------------------------
   |D. OTHER (Specify type of modification and authority)
X  |   UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE.
----------------------------------------------------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.
----------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                                   SEE THE ATTACHED.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                  |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                               |             KATHLEEN MONAHAN
                                                               |             CONTRACTING OFFICER
---------------------------------------------------------------|------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 |15C. DATE SIGNED      |                                       | 16C. DATE SIGNED
                                        |                      | By  /s/Kathleen Monahan               |
--------------------------------------- |                      |    ---------------------------------- |
(Signature of person authorized to sign)|                      |    (Signature of Contracting Officer) |   9/28/95
----------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                            30-105                                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                    Prescribed by GSA
                                                                                             FAR (48CFR) 53.243


                                                             N00024-90-C-5208
                                                             N00024-95-FR-54768
                                                             Modification P00134
                                                             Page 2 of 7

A. The purpose of this modification is to provide additional funds under CLIN 0029 in the amount of $75,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follow:

1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028,
0029, and 0030 of the attached accounting data sheet, funding under this contract is increased by $75,000.00 apportioned as follows:


        ITEM          EST                        FIXED
                     COST           COM           FEE        TOTAL
       ------       ------         ------       ------       ------
       0029AA       70,048          45           4,907        75,000





                   REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54768
                                                             Modification P00134
                                                             Page 3 of 7

5. Accordingly the amount funded to date is increased by $75,000.00 from $34,541,591.00 to a new total of $34,616,591 apportioned as follows:

                      EST
        ITEM         COST        COM      FIXED FEE     TOTAL      CATEGORY
      -------     ---------     -----     ---------   ----------   ---------
       0001AA     1,284,239       763       89,898     1,374,900   RDT&E,N
       0001AB        84,066        50        5,884        90,000   FMS
       0001AC       611,810       365       42,825       655,000   O&MN
       0001AD       672,523       401       47,076       720,000   OPN
       0001AE       186,812       111       13,077       200,000   SCN
       0001AH       233,514       141       16,345       250,000   OTHER AGENCY
       0004AC        46,703        28        3,269        50,000   SCN
       0005AA        46,703        28        3,269        50,000   RDT&E
       0005AB       802,358       477       56,165       859,000   SCN
       0005AD       513,733       306       35,961       550,000   OTHER AGENCY
       0007AA       842,803       500       58,997       902,300   RDT&E
       0007AB       119,558        73        8,369       128,000   FMS
       0007AC       520,272       309       36,419       557,000   O&MN
       0007AD       817,303       486       57,211       875,000   OPN
       0007AE       910,710       540       63,750       975,000   SCN
       0007AF       382,965       228       26,807       410,000   DBOF
       0007AG        56,044        33        3,923        60,000   NAVAIR RDT&E
       0007AH       289,559       172       20,269       310,000   SPAWAR OPN
       0007AJ        46,703        28        3,269        50,000   NAVAIR NG
       0007AK       373,624       222       26,154       400,000   NAVAIR FMS
       THRU
       0007AS
       0011AB       168,131       100       11,769       180,000   SCN
       0011AD       177,472       105       12,423       190,000   SPAWAR RDT&E
       0011AE       158,790        94       11,116       170,000   SCN
                  ---------     -----      -------    ----------
    SUB TOTAL     9,346,395     5,560      654,245    10,006,200
     TO DATE

                                                N00024-90-C-5208
                                                N00024-95-FR-54768
                                                Modification P00134
                                                Page 4 of 7

  ITEM       ESTIMATED      COM     FIXED FEE    AMOUNT         CATEGORY
SUB-TOTAL     9,346,395      5,560    654,245   10,006,200

0012AA          760,704        462     53,234      814,400  O&MN
0012AB        1,358,597        817     95,086    1,454,500  RDT&E
0012AC           94,531         57      6,616      101,204  FMS
0012AD        1,516,903        907    106,190    1,624,000  OPN
0012AF           14,945          9      1,046       16,000  FMS
0012AG           35,303         21      2,472       37,796  FMS
0012AH           18,681         11      1,308       20,000  FMS
0012AJ           18,681         11      1,308       20,000  FMS
0012AK           23,351         14      1,635       25,000  FMS
0012AL           84,064         50      5,886       90,000  FMS
0012AM           42,032         25      2,943       45,000  FMS
0012AN           42,032         25      2,943       45,000  FMS
0012AP           82,196         49      5,755       88,000  SPAWAR/OPN
0012AQ          240,053        144     16,803      257,000  DBOF
0012AR            4,670          3        327        5,000  OTHER
0012AS          102,695         67      7,188      109,950  OTHER/DBOF
             ----------      -----    -------   ----------
SUB-TOTAL     4,439,438      2,672    310,740    4,752,850

SUB-TOTAL
TO DATE      13,785,833      8,232    964,985   14,759,050

                                                N00024-90-C-5208
                                                N00024-95-FR-54768
                                                Modification P00134
                                                Page 5 of 7


   ITEM       ESTIMATED       COM        FIXED FEE    AMOUNT         CATEGORY
SUB
TOTAL        13,785,833           8,232    964,985    14,759,050

0012AT          112,087              67      7,846       120,000  FMS
0012AU          112,087              67      7,846       120,000  FMS
0012AV           51,373              31      3,596        55,000  FMS
0012AW           18,681              11      1,308        20,000  FMS
0012AX           46,703              28      3,269        50,000  FMS
0012AY           46,703              28      3,269        50,000  FMS
0012AZ           18,681              11      1,308        20,000  FMS
0012BA            4,670               3        327         5,000  FMS
0012BB          168,130             101     11,769       180,000  FMS
0013AA          233.520             145     16.335       250,000  OPN
                -------             ---     ------       -------
TOTAL           812,635             492     56,873       870,000

0017AA        1,071,486             693     75,046     1,147,225  RDT&E
0017AC          369,859             241     25,900       396,000  O&MN
0017AD        1,499,061             962    104,977     1,605,000  OPN
0017AE        1,821,483           1,171    127,546     1,950,200  SCN
0017AF           46,700              31      3,269        50,000  OTHER
O017AG          405,517             260     28,403       434,180  DBOF
O017AH           36,613              23      2,564        39,200  FMS
O017AJ          152,241             100     10,659       163,000  WPN
0017AK           56,039              36      3,925        60,000  APN
0017AL           70,050              47      4,903        75,000  O&MN
              ---------           -----    -------     ---------
TOTAL         5,529,049           3,564    387,192     5,919,805

0022AA           819,101            524     57,375       877,000  RDT&E
0022AB                 0              0          0             0  FMS
0022AC           348,375            223     24,402       373,000  O&MN
0022AD           962,000            616     67,384     1,030,000  OPN
0022AE            93,398             60      6,542       100,000  SCN
0022AF                 0              0          0             0  DBOF
0022AG            34,557             22      2,421        37,000  WPN
0022AH                 0              0          0             0  APN
               ---------          -----    -------     ---------
TOTAL          2,257,431          1,445    158,124     2,417,000

SUB-TOTAL
TO DATE       22,384,948         13,733  1,567,174    23,965,855

                                                 N00024-90-C-5208
                                                 N00024 -95-FR-54768
                                                 Modification P00134
                                                 Page 6 of 7

   ITEM       ESTIMATED       COM        FIXED FEE    AMOUNT         CATEGORY
SUB
TOTAL        22,384,948         13,733  1,567,174   23,965,855

0023AA          513,221            330     35,949      549,500   RDT&E
0023AB          322,224            206     22,570      345,000   O&MN
                -------            ---     ------      -------
SUB             835,445            536     58,519      894,500
TOTAL

0024AA                0              0          0            0   RDT&E
0024AB           37,359             24      2,617        0,000   O&MN
0024AC          803,225            514     56,261      860,000   SCN
0024AD           46,699             30      3,271       50,000   FMS
                -------            ---     ------      -------
SUB             887,283            568     62,149      950,000
TOTAL

0025AA          205,476            132     14,392      220,000   RDT&E
0025AB                0              0          0            0   O&MN
                -------            ---     ------      -------
SUB             205,476            132     14,392      220,000
TOTAL

0026AA          216,682            139     15,179      232,000   RDT&E
0026AB          359,527            285     25,188      385,000   SCN
0026AC           91,997             59      6,444       98,500   OPN
0026AD          800,423            512     56,065      857,000   O&MN
0026AE           18,680             12      1,308       20,000   FMS
0026AF           18,680             12      1,308       20,000   OTHER
0026AG           58,374             37      4,089       62,500   DBOF
0026AH            9,340              6        654       10,000   DOD-R&D
              ---------          -----    -------    ---------
SUB           1,573,703          1,062    110,235    1,685,000
TOTAL

0027            555,272          4,395     38,869      598,536
                -------          -----     ------      -------
SUB             555,272          4,395     38,869      598,536
TOTAL

0028AA        1,008,699            646     70,655    1,080,000   O&MN
0028AB        1,418,716            909     99,375    1,519,000   RDT&E,N
0028AC          798,552            513     55,935      855,000   SCN
0028AD        1,428,991            916    100,093    1,530,000   OPN
0028AE                0              0          0            0   WPN
0028AF                0              0          0            0   APN
0028AG                0              0          0            0   FMS
0028AH                0              0          0            0   DBOF
0028AJ                0              0          0            0   OTHER
              ---------          -----    -------    ---------
SUB           4,654,958          2,984    326,058    4,984,000
TOTAL

SUB
TOTAL TO     31,097,085         23,410  2,177,396   33,297,891
DATE

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54768
                                                 Modification P00134
                                                 Page 7 of 7


   ITEM         ESTIMATED       COM       FIXED FEE     AMOUNT        CATEGORY
SUB
TOTAL          31,097,085       23,410    2,177,396    33,297,891
0029AA            433,086          278       30,336       463,700   O&MN
0029AB            583,736          375       40,889       625,000   RDT&E,N
0029AC            112,078           72        7,850       120,000   SCN
0029AD             65,379           42        4,579        70,000   OPN
0029AE                  0            0            0             0   WPN
0029AF                  0            0            0             0   APN
0029AG                  0            0            0             0   FMS
0029AH                  0            0            0             0   DBOF
0029AJ                  0            0            0             0   OTHER
0029AK             37,359           24        2,617        40,000   DOD,(R&D)
TOTAL           1,231,638          791       86,271     1,318,700

0030AA                  0            0            0             0   O&MN
0030AE                  0            0            0             0   RDT&E,N
0030AC                  0            0            0             0   SCN
0030AD                  0            0            0             0   OPN
0030AE                  0            0            0             0   WPN
0030AF                  0            0            0             0   APN
0030AG                  0            0            0             0   FMS
0030AH                  0            0            0             0   DBOF
0030AJ                  0            0            0             0   OTHER
                        -            -            -             -
TOTAL                   0            0            0             0

SUB-TOTAL
TO DATE       32,328,723        24,201  2,263,667      34,616,591

B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)   2. SUPPL PIN      3. DATE EFFECTIVE
                                                 YR.    MO.    DA.
    N0002490C5208              P00134            95  |  09  |  20
---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
---------------------------------------------------------------------------

 A        N0002495PD00295               0029      AA


---------------------------------------------------------------------------

---------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           TI-95-X45(A)
           N0002495FR54786
------------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
------------------------------------------------------------------------------------------------------------------------------------

  MM    1751804         8M4K    000      4L      04E   0       068342   2D      03B4K0   34K10         000    0010      $ 75,000.00



This document conveys authority to obligate -0- dollars within the FY 95 CAAS funding limitation.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $ 75,000.00
------------------------------------------------------------------------------------------------------------------------------------
17. FINANCIAL MANAGER                              18. COMPTROLLER CLEARANCE
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                      DATE                OBLIGATION OF FUNDS IS AUTHORIZED      SIGNATURE                     DATE
                               18 AUG 95           IN AMOUNTS SHOWN IN COLUMN 16 ABOVE                                  SEP 20 1995

/S/ CAPT D. W. BEASLEY, SEA 91W1                                                          /S/ S.M. SIMPKINS
                                                                                          BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)



---------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                             |1. CONTRACT ID CODE       |PAGE OF PAGES
                                                                               |         U                |  1   |   7
---------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.   | 3. EFFECTIVE DATE    |4. REQUISITION/PURCHASE REQ. NO. | 5. PROJECT NO. (If applicable)
      POO133                    |    SEE BLK 16C.      |   NOOO24-95-FR-54767            |    5-03KF-54767
---------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE    |    NOOO24            |7. ADMINISTERED BY (If other than Item 6)     CODE  |  S3305A
   NAVAL SEA SYSTEMS COMMAND     --------------------- |   DCMAO BUFFALO                                     --------------
   2531 JEFFERSON DAVIS HIGHWAY                        |   1103 FEDERAL BUILDING
   ARLINGTON VA 22242-5160                             |   111 W. HURON STREET
   BUYER/SYMBOL: LINDA DABNEY, SEA-0251D               |   BUFFALO, NY 14202
   PHONE: Area Code (703) 602-8106                     |
---------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)   | (X)  |9A. AMENDMENT OF SOLICITATION NO.
                                                                              |------|
   CEC NO: 789995610                                                          |      |-------------------------------------
                                                                              |      |9B. DATED (SEE ITEM 11)
   COMPTEK FEDERAL SYSTEMS, INC.                                              |      |
   2732 TRANSIT ROAD                                                          |      |-------------------------------------
   BUFFALO, NY 14224-2523                                                     |      |10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                              |      |    N00024-90-C-5208
   TIN NO: 16-1411419                                                         |  X   |-------------------------------------
------------------------------------------------------------------------------|      |10B. DATED (SEE ITEM 13)
CODE  OTTJ6                    |FACILITY CODE                                 |      |    30 MARCH 1990
---------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------
[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                   [ ] is extended,  [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA
        SEE THE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS(S)
----------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------
   |A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
   |   CONTRACT ORDER NO. IN ITEM 10A.
   |
---|------------------------------------------------------------------------------------------------------------------------
   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office,
   |   appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).
   |
---|------------------------------------------------------------------------------------------------------------------------
   |C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
   |
---|------------------------------------------------------------------------------------------------------------------------
   |D. OTHER (Specify type of modification and authority)
X  |   UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE.
----------------------------------------------------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.

----------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                             SEE THE ATTACHED.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                  |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                               |             KATHLEEN MONAHAN
                                                               |             CONTRACTING OFFICER
----------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                  |15C. DATE SIGNED     |16B. UNITED STATES OF AMERICA              |16C. DATE SIGNED
                                         |                     | By /s/ Kathleen Monahan                   |
---------------------------------------  |                     |    ---------------------------------------|
(Signature of person authorized to sign) |                     |    (Signature of Contracting Officer)     |  9/26/95
----------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                            30-105                                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                    Prescribed by GSA
                                                                                             FAR (48CFR) 53.243


                                                             N00024-90-C-5208
                                                             N00024-95-FR-54767
                                                             Modification P00133
                                                             Page 2 of 7

A. The purpose of this modification is to provide additional funds under CLIN 0029 in the amount of $70,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follow:

1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028,
0029, and 0030 of the attached accounting data sheet, funding under this contract is increased by $70,000,00 apportioned as follows:

                      EST                        FIXED
       ITEM          COST           COM          FEE          TOTAL
     --------      --------       --------     --------      --------
       0029AD       65,379          42           4,579        70,000





                   REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                             N00024-90-C-5208
                                                             N00024 -95-FR-54767
                                                             Modification P00133
                                                             Page 3 of 7

5. Accordingly the amount funded to date is increased by $70,000.00 from $34,471,591.00 to a new total of $34,541,591 apportioned as follows:

                      EST
       ITEM           COST       COM       FIXED FEE     TOTAL      CATEGORY
     --------      --------    --------    ---------  ----------   -----------
       0001AA     1,284,239       763       89,898     1,374,900   RDT&E,N
       0001AB        84,066        50        5,884        90,000   FMS
       0001AC       611,810       365       42,825       655,000   O&MN
       0001AD       672,523       401       47,076       720,000   OPN
       0001AE       186,812       111       13,077       200,000   SCN
       0001AH       233,514       141       16,345       250,000   OTHER AGENCY
       0004AC        46,703        28        3,269        50,000   SCN
       0005AA        46,703        28        3,269        50,000   RDT&E
       0005AB       802,358       477       56,165       859,000   SCN
       0005AD       513,733       306       35,961       550,000   OTHER AGENCY
       0007AA       842,803       500       58,997       902,300   RDT&E
       0007AB       119,558        73        8,369       128,000   FMS
       0007AC       520,272       309       36,419       557,000   O&MN
       0007AD       817,303       486       57,211       875,000   OPN
       0007AE       910,710       540       63,750       975,000   SCN
       0007AF       382,965       228       26,807       410,000   DBOF
       0007AG        56,044        33        3,923        60,000   NAVAIR RDT&E
       0007AH       289,559       172       20,269       310,000   SPAWAR OPN
       0007AJ        46,703        28        3,269        50,000   NAVAIR NG
       0007AK       373,624       222       26,154       400,000   NAVAIR FMS
       THRU
       0007AS
       0011AB       168,131       100       11,769       180,000   SCN
       0011AD       177,472       105       12,423       190,000   SPAWAR RDT&E
       0011AE       158,790        94       11,116       170,000   SCN
                  ---------     -----      -------    ----------
       SUB TOTAL  9,346,395     5,560      654,245    10,006,200
       TO DATE

                                                N00024-90-C-5208
                                                N00024-95-FR-54767
                                                Modification P00133
                                                Page 4 of 7


   ITEM       ESTIMATED     COM     FIXED FEE    AMOUNT         CATEGORY

SUB-TOTAL     9,346,395      5,560    654,245   10,006,200

0012AA          760,704        462     53,234      814,400  O&MN
0012AB        1,358,597        817     95,086    1,454,500  RDT&E
00I2AC           94,531         57      6,616      101,204  FMS
0012AD        1,516,903        907    106,190    1,624,000  OPN
0012AF           14,945          9      1,046       16,000  FMS
0012AG           35,303         21      2,472       37,796  FMS
0012AH           18,681         11      1,308       20,000  FMS
0012AJ           18,681         11      1,308       20,000  FMS
0012AK           23,351         14      1,635       25,000  FMS
0012AL           84,064         50      5,886       90,000  FMS
0012AM           42,032         25      2,943       45,000  FMS
0012AN           42,032         25      2,943       45,000  FMS
0012AP           82,196         49      5,755       88,000  SPAWAR/OPN
0012AQ          240,053        144     16,803      257,000  DBOF
0012AR            4,670          3        327        5,000  OTHER
0012AS          102,695         67      7,188      109,950  OTHER/DBOF
              ---------      -----    -------    ---------
SUB-TOTAL     4,439,438      2,672    310,740    4,752,850

SUB-TOTAL
TO DATE      13,785,833      8,232    964,985   14,759,050

                                                N00024-90-C-5208
                                                N00024-95-FR-54767
                                                Modification P00133
                                                Page 5 of 7



   ITEM       ESTIMATED       COM        FIXED FEE     AMOUNT       CATEGORY
SUB
TOTAL        13,785,833          8,232     964,985   14,759,050

0012AT          112,087             67       7,846      120,000  FMS
0012AU          112,087             67       7,846      120,000  FMS
0012AV           51,373             31       3,596       55,000  FMS
0012AW           18,681             11       1,308       20,000  FMS
0012AX           46,703             28       3,269       50,000  FMS
0012AY           46,703             28       3,269       50,000  FMS
0012AZ           18,681             11       1,308       20,000  FMS
0012BA            4,670              3         327        5,000  FMS
0012BB          168,130            101      11,769      180,000  FMS
0013AA          233,520            145      16,335      250,000  OPN
                -------            ---      ------      -------
TOTAL           812,635            492      56,873      870,000

0017AA        1,071,486            693      75,046    1,147,225  RDT&E
0017AC          369,859            241      25,900      396,000  O&MN
0017AD        1,499,061            962     104,977    1,605,000  OPN
0017AE        1,821,483          1,171     127,546    1,950,200  SCN
0017AF           46,700             31       3,269       50,000  OTHER
0017AG          405,517            260      28,403      434,180  DBOF
0017AH           36,613             23       2,564       39,200  FMS
0017AJ          152,241            100      10,659      163,000  WPN
0017AK           56,039             36       3,925       60,000  APN
0017AL           70,050             47       4,903       75,000  O&MN
              ---------          -----     -------    ---------
TOTAL         5,529,049          3,564     387,192    5,919,805

0022AA          819,101            524      57,375      877,000  RDT&E
0022AB                0              0           0            0  FMS
0022AC          348,375            223      24,402      373,000  O&MN
0022AD          962,000            616      67,384    1,030,000  OPN
0022AE           93,398             60       6,542      100,000  SCN
0022AF                0              0           0            0  DBOF
0022AG           34,557             22       2,421       37,000  WPN
0022AH                0              0           0            0  APN
              ---------          -----     -------    ---------
TOTAL         2,257,431          1,445     158,124    2,417,000

SUB-TOTAL
TO DATE      22,384,948         13,733   1,567,174   23,965,855

                                                N00024-90-C-5208
                                                N00024-95-FR-54767
                                                Modification P00133
                                                Page 6 of 7

   ITEM       ESTIMATED       COM        FIXED FEE     AMOUNT       CATEGORY
SUB
TOTAL        22,384,948         13,733   1,567,174   23,965,855

0023AA          513,221            330      35,949      549,500  RDT&E
0023AB          322,224            206      22,570      345,000  O&MN
                -------            ---      ------      -------
SUB             835,445            536      58,519      894,500
TOTAL

0024AA                0              0           0            0  RDT&E
0024AB           37,359             24       2,617       40,000  O&MN
0024AC          803,225            514      56,261      860,000  SCN
0024AD           46,699             30       3,271       50,000  FMS
                -------            ---      ------      -------
SUB             887,283            568      62,149      950,000
TOTAL

0025AA          205,476            132      14,392      220,000  RDT&E
0025AB                0              0           0            0  O&MN
SUB             205,476            132      14,392      220,000
TOTAL

0026AA          216,682            139      15,179      232,000  RDT&E
0026AB          359,527            285      25,188      385,000  SCN
0026AC           91,997             59       6,444       98,500  OPN
0026AD          800,423            512      56,065      857,000  O&MN
0026AE           18,680             12       1,308       20,000  FMS
0026AF           18,680             12       1,308       20,000  OTHER
0026AG           58,374             37       4,089       62,500  DBOF
0026AH            9,340              6         654       10,000  DOD-R&D
              ---------          -----     -------    ---------
SUB           1,573,703          1,062     110,235    1,685,000
TOTAL

0027            555,272          4,395      38,869      598,536
                -------          -----      ------      -------
SUB             555,272          4,395      38,869      598,536
TOTAL

0028AA        1,008,699            646      70,655    1,080,000  O&MN
0028AB        1,418,716            909      99,375    1,519,000  RDT&E,N
0028AC          798,552            513      55,935      855,000  SCN
0028AD        1,428,991            916     100,093    1,530,000  OPN
0028AE                0              0           0            0  WPN
0028AF                0              0           0            0  APN
0028AG                0              0           0            0  FMS
0028AH                0              0           0            0  DBOF
0028AJ                0              0           0            0  OTHER
              ---------          -----     -------    ---------
SUB           4,654,958          2,984     326,058    4,984,000
TOTAL

SUB-TOTAL
TO DATE      31,097,085         23,410   2,177,396   33,297,891

                                                N00024-90-C-5208
                                                N00024-95-FR-54767
                                                Modification P00133
                                                Page 7 of 7



    ITEM        ESTIMATED       COM       FIXED FEE     AMOUNT        CATEGORY
SUB
TOTAL          31,097,085         23,410  2,177,396    33,297,891

0029AA            363,038            233     25,429       388,700  O&MN
0029AB            583,736            375     40,889       625,000  RDT&E,N
0029AC            112,078             72      7,850       120,000  SCN
0029AD             65,379             42      4,579        70,000  OPN
0029AE                  0              0          0             0  WPN
0029AF                  0              0          0             0  APN
0029AG                  0              0          0             0  FMS
0029AH                  0              0          0             0  DBOF
0029AJ                  0              0          0             0  OTHER
0029AK             37,359             24      2,617        40,000  DOD (R&D)
TOTAL           1,161,590            746     81,364     1,243,700


0030AA                  0              0          0             0  O&MN
0030AB                  0              0          0             0  RDT&E,N
0030AC                  0              0          0             0  SCN
0030AD                  0              0          0             0  OPN
0030AE                  0              0          0             0  WPN
0030AP                  0              0          0             0  APN
0030AG                  0              0          0             0  FMS
0030AH                  0              0          0             0  DBOF
0030AJ                  0              0          0             0  OTHER
                        -              -          -             -
TOTAL                   0              0          0             0

SUB-TOTAL
TO DATE        32,258,675         24,156  2,258,760    34,541,591

B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

                                                       Page: 1 of 1
---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)   2. SUPPL PIN      3. DATE EFFECTIVE
                                                 YR.    MO.    DA.
    N0002490C5208              P00133            95  |  08  |  17
---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
---------------------------------------------------------------------------

 A        N0002495AF314US               0029      AD


---------------------------------------------------------------------------

---------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           TI-95-X53
           N0002495FR54767
------------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
------------------------------------------------------------------------------------------------------------------------------------

  ML    1751810         14US    000      SA      SDF   0       068342   2D      000000   US900         ETS    0000      $ 70,000.00

                      ***PE:  0204228N***
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $ 70,000.00
------------------------------------------------------------------------------------------------------------------------------------
17. FINANCIAL MANAGER                              18. COMPTROLLER CLEARANCE
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                      DATE                OBLIGATION OF FUNDS IS AUTHORIZED      SIGNATURE                     DATE
                               8/25/95             IN AMOUNTS SHOWN IN COLUMN 16 ABOVE                                  SEP 14 1995

/S/ L. GRANTHAM, PEO TAD-D12                                                              /S/ C. L. LANCASTER
                                                                                          BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)

NESECVJO 4270/7 (5/84)
---------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                             |1. CONTRACT ID CODE       |PAGE OF PAGES
                                                                               |                          |  1   |   7
---------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.   | 3. EFFECTIVE DATE    |4. REQUISITION/PURCHASE REQ. NO. | 5. PROJECT NO. (If applicable)
      POO132                    |    SEE BLK 16C.      |   NOOO24-95-FR-54753            |    5-03KF-54753
---------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE    |    NOOO24            |7. ADMINISTERED BY (If other than Item 6)     CODE  |  S3305A
   NAVAL SEA SYSTEMS COMMAND     --------------------- |   DCMAO BUFFALO                                     --------------
   2531 JEFFERSON DAVIS HIGHWAY                        |   1103 FEDERAL BUILDING
   ARLINGTON VA 22242-5160                             |   111 W. HURON STREET
   BUYER/SYMBOL: S. Jones/SEA 02523J                   |   BUFFALO, NY 14202
   PHONE: Area Code (703) 602-7904                     |
---------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)   | (X)  |9A. AMENDMENT OF SOLICITATION NO.
                                                                              |------|
   CEC NO: 789995610                                                          |      |-------------------------------------
                                                                              |      |9B. DATED (SEE ITEM 11)
   COMPTEK FEDERAL SYSTEMS, INC.                                              |      |
   2732 TRANSIT ROAD                                                          |      |-------------------------------------
   BUFFALO, NY 14224-2523                                                     |      |10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                              |      |    N00024-90-C-5208
   TIN NO: 16-1411419                                                         |  X   |-------------------------------------
-------------------------------------------------------------------------------      |10B. DATED (SEE ITEM 13)
CODE  OTTJ6                    |FACILITY CODE                                 |      |    90 MAR 30
---------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------
[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                   [ ] is extended,  [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change and offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA
        SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS
----------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------
   |A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
   |   CONTRACT ORDER NO. IN ITEM 10A.
   |
---|------------------------------------------------------------------------------------------------------------------------
   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office,
   |   appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).
   |
---|------------------------------------------------------------------------------------------------------------------------
   |C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
   |
---|------------------------------------------------------------------------------------------------------------------------
   |D. OTHER (Specify type of modification and authority)
X  |       UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE
----------------------------------------------------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.

----------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                             SEE ATTACHED.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                  |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                               |             RICHARD L. SWIETER
                                                               |             CONTRACTING OFFICER
----------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                  |15C. DATE SIGNED     |16B. UNITED STATES OF AMERICA              |16C. DATE SIGNED
                                         |                     | By /s/ RICHARD L. SWIETER                 |
---------------------------------------  |                     |    ---------------------------------------|
(Signature of person authorized to sign) |                     |    (Signature of Contracting Officer)     |  SEP 15 1995
----------------------------------------------------------------------------------------------------------------------------
PREVIOUS EDITION UNUSABLE                       30-105                                       STANDARD FORM 30 (REV. 10-83)
                                                                                             Prescribed by GSA


                                                             N00024-90-C-5208
                                                             N00024-95-FR-54753
                                                             Modification P00132
                                                             Page 2 of 7

A. The purpose of this modification is to provide additional funds under CLIN 0029 in the amount of $200,000.00, Accordingly, Contract N00024-90-C-5208 is modified as follow:

1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028,
0029, and 0030 of the attached accounting data sheet, funding under this contract is increased by $200,000.00 apportioned as follows:

                      EST                        FIXED
       ITEM           COST        COM            FEE          TOTAL
       ------      -------        ---            ------      -------
       0029AB      186,796        120            13,084      200,000





                   REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54753
                                                             Modification P00132
                                                             Page 3 of 7

5. Accordingly the amount funded to date is increased by $200,000,00 from $34,271,591.00 to a new total of $34,471,591 apportioned as follows:

                     EST
       ITEM          COST       COM       FIXED FEE       TOTAL    CATEGORY
      ------      ---------     -----      -------     ----------  --------
      0001AA      1,284,239       763       89,898      1,374,900  RDT&E,N
      0001AB         84,066        50        5,884         90,000  FMS
      0001AC        611,810       365       42,825        655,000  O&MN
      0001AD        672,523       401       47,076        720,000  OPN
      0001AE        186,812       111       13,077        200,000  SCN
      0001AH        233,514       141       16,345        250,000  OTHER AGENCY
      0004AC         46,703        28        3,269         50,000  SCN
      0005AA         46,703        28        3,269         50,000  RDT&E
      0005AB        802,358       477       56,165        859,000  SCN
      0005AD        513,733       306       35,961        550,000  OTHER AGENCY
      0007AA        842,803       500       58,997        902,300  RDT&E
      0007AB        119,558        73        8,369        128,000  FMS
      0007AC        520,272       309       36,419        557,000  O&MN
      0007AD        817,303       486       57,211        875,000  OPN
      0007AE        910,710       540       63,750        975,000  SCN
      0007AF        382,965       228       26,807        410,000  DBOF
      0007AG         56,044        33        3,923         60,000  NAVAIR RDT&E
      0007AH        289,559       172       20,269        310,000  SPAWAR OPN
      0007AJ         46,703        28        3,269         50,000  NAVAIR NG
      0007AK        373,624       222       26,154        400,000  NAVAIR FMS
      THRU
      0007AS
      0011AB        168,131       100       11,769        180,000  SCN
      0011AD        177,472       105       12,423        190,000  SPAWAR RDT&E
      0011AE        158,790        94       11,116        170,000  SCN
                  ---------     -----      -------     ----------
      SUB TOTAL   9,346,395     5,560      654,245     10,006,200
      TO DATE

                                                N00024-90-C-5208
                                                N00024-95-FR-54753
                                                Modification P00132
                                                Page 4 of 7


   ITEM       ESTIMATED      COM     FIXED FEE    AMOUNT         CATEGORY
SUB-TOTAL     9,346,395     5,560     654,245   10,006,200

0012AA          760,704       462      53,234      814,400  O&MN
0012AB        1,358,597       817      95,086    1,454,500  RDT&E
0012AC           94,531        57       6,616      101,204  FMS
0012AD        1,516,903       907     106,190    1,624,000  OPN
0012AF           14,945         9       1,046       16,000  FMS
0012AG           35,303        21       2,472       37,796  FMS
0012AH           18,681        11       1,308       20,000  FMS
0012AJ           18,681        11       1,308       20,000  FMS
0012AK           23,351        14       1,635       25,000  FMS
0012AL           84,064        50       5,886       90,000  FMS
0012AM           42,032        25       2,943       45,000  FMS
0012AN           42,032        25       2,943       45,000  FMS
0012AP           82,196        49       5,755       88,000  SPAWAR/OPN
0012AQ          240,053       144      16,803      257,000  DBOF
0012AR            4,670         3         327        5,000  OTHER
0012AS          102,695        67       7,188      109,950  OTHER/DBOF
              ---------     -----     -------    ---------
SUB-TOTAL     4,439,438     2,672     310,740    4,752,850

SUB-TOTAL
TO DATE      13,785,833     8,232     964,985   14,759,050

                                                N00024-90-C-5208
                                                N00024-95-FR-54753
                                                Modification P00132
                                                Page 5 of 7



   ITEM       ESTIMATED       COM        FIXED FEE     AMOUNT       CATEGORY
SUB
TOTAL        13,785,833          8,232     964,985   14,759,050

0012AT          112,087             67       7,846      120,000  FMS
0012AU          112,087             67       7,846      120,000  FMS
0012AV           51,373             31       3,596       55,000  FMS
0012AW           18,681             11       1,308       20,000  FMS
0012AX           46,703             28       3,269       50,000  FMS
0012AY           46,703             28       3,269       50,000  FMS
0012AZ           18,681             11       1,308       20,000  FMS
0012BA            4,670              3         327        5,000  FMS
0012BB          168,130            101      11,769      180,000  FMS
0013AA          233,520            145      16,335      250,000  OPN
                -------            ---      ------      -------
TOTAL           812,635            492      56,873      870,000

0017AA        1,071,486            693      75,046    1,147,225  RDT&E
0017AC          369,859            241      25,900      396,000  O&MN
0017AD        1,499,061            962     104,977    1,605,000  OPN
0017AE        1,821,483          1,171     127,546    1,950,200  SCN
0017AF           46,700             31       3,269       50,000  OTHER
0017AG          405,517            260      28,403      434,180  DBOF
0017AH           36,613             23       2,564       39,200  FMS
0017AJ          152,241            100      10,659      163,000  WPN
0017AK           56,039             36       3,925       60,000  APN
0017AL           70,050             47       4,903       75,000  O&MN
              ---------          -----     -------    ---------
TOTAL         5,529,049          3,564     387,192    5,919,805

0022AA          819,101            524      57,375      877,000  RDT&E
0022AB                0              0           0            0  FMS
0022AC          348,375            223      24,402      373,000  O&MN
0022AD          962,000            616      67,384    1,030,000  OPN
0022AE           93,398             60       6,542      100,000  SCN
0022AF                0              0           0            0  DBOF
0022AG           34,557             22       2,421       37,000  WPN
0022AH                0              0           0            0  APN
              ---------          -----     -------    ---------
TOTAL         2,257,431          1,445     158,124    2,417,000

SUB-TOTAL
TO DATE      22,384,948         13,733   1,567,174   23,965,855

                                                N00024-90-C-5208
                                                N00024-95-FR-54753
                                                Modification P00132
                                                Page 6 of 7

   ITEM       ESTIMATED       COM       FIXED FEE     AMOUNT        CATEGORY
SUB
TOTAL        22,384,948         13,733   1,567,174     23,965,855

0023AA          513,221            330      35,949        549,500  RDT&E
0023AB          322,224            206      22,570        345,000  O&MN
                -------            ---      ------        -------
SUB             835,445            536      58,519        894,500
TOTAL

0024AA                0              0           0              0   RDT&E
0024AB           37,359             24       2,617         40,000   O&MN
0024AC          803,225            514      56,261        860,000   SCN
0024AD           46,699             30       3,271         50,000   FMS
                -------            ---      ------        -------
SUB             887,283            568      62,149        950,000
TOTAL

0025AA          205,476            132      14,392        220,000   RDT&E
0025AB                0              0           0              0   O&MN
                -------            ---      ------        -------
SUB             205,476            132      14,392        220,000
TOTAL

0026AA          216,682            139      15,179        232,000   RDT&E
0026AB          359,527            285      25,188        385,000   SCN
0026AC           91,997             59       6,444         98,500   OPN
0026AD          800,423            512      56,065        857,000   O&MN
0026AE           18,680             12       1,308         20,000   FMS
0026AF           18,680             12       1,308         20,000   OTHER
0026AG           58,374             37       4,089         62,500   DBOF
0026AH            9,340              6         654         10,000   DOD-R&D
              ---------          -----     -------      ---------
SUB           1,573,703          1,062     110,235      1,685,000
TOTAL

0027            555,272          4,395      38,869        598,536
                -------          -----      ------        -------
SUB             555,272          4,395      38,869        598,536
TOTAL

0028AA       1,008,699             646      70,655      1,080,000   O&MN
0028AB       1,418,716             909      99,375      1,519,000   RDT&E,N
0028AC         798,552             513      55,935        855,000   SCN
0028AD       1,428,991             916     100,093      1,530,000   OPN
0028AE               0               0           0              0   WPN
0028AF               0               0           0              0   APN
0028AG               0               0           0              0   FMS
0028AH               0               0           0              0   DBOF
0028AJ               0               0           0              0   OTHER
             ---------           -----     -------      ---------
SUB          4,654,958           2,984     326,058      4,984,000
TOTAL

SUB
TOTAL TO    31,097,085          23,410   2,177,396     33,297,891
DATE

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54753
                                                 Modification P00132
                                                 Page 7 of 7


    ITEM        ESTIMATED       COM       FIXED FEE     AMOUNT        CATEGORY
SUB
TOTAL          31,097,085         23,410  2,177,396    33,297,891

0029AA            363,038            233     25,429       388,700  O&MN
0029AB            583,736            375     40,889       625,000  RDT&E,N
0029AC            112,078             72      7,850       120,000  SCN
0029AD                  0              0          0             0  OPN
0029AE                  0              0          0             0  WPN
0029AF                  0              0          0             0  APN
0029AG                  0              0          0             0  FMS
0029AH                  0              0          0             0  DBOF
0029AJ                  0              0          0             0  OTHER
0029AK             37,359             24      2,617        40,000  DOD (R&D)
                ---------            ---     ------     ---------
TOTAL           1,096,211            704     76,785     1,173,700

0030AA                  0              0          0             0  O&MN
0030AB                  0              0          0             0  RDT&E,N
0030AC                  0              0          0             0  SCN
0030AD                  0              0          0             0  OPN
0030AE                  0              0          0             0  WPN
0030AF                  0              0          0             0  APN
0030AG                  0              0          0             0  FMS
0030AH                  0              0          0             0  DBOF
0030AJ                  0              0          0             0  OTHER
                        -              -          -             -
TOTAL                   0              0          0             0

SUB-TOTAL
TO DATE        32,193,296         24,114  2,254,181    34,471,591

B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

A

---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)   2. SUPPL PIN      3. DATE EFFECTIVE
                                                 YR.    MO.    DA.
    N0002490C5208              P00132                |      |
---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
---------------------------------------------------------------------------

 A        N0002495AF187HY               0029      AB


---------------------------------------------------------------------------

---------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           N0002495FR54753
           TI 95-X35
------------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
------------------------------------------------------------------------------------------------------------------------------------

  MK    1751319         87HY    000      SA      91W   0       068342   2D      980360   S1427         000    0010      $200,000.00

  THIS DOCUMENT CONVEYS AUTHORITY TO OBLIGATE -0- DOLLARS WITHIN THE FY 95 CAAS FUNDING LIMITATION.

  PE # 0204571N is applicable
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $200,000.00
------------------------------------------------------------------------------------------------------------------------------------
17. FINANCIAL MANAGER                              18. COMPTROLLER CLEARANCE
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                      DATE                OBLIGATION OF FUNDS IS AUTHORIZED      SIGNATURE                     DATE
                               10 APR 95           IN AMOUNTS SHOWN IN COLUMN 16 ABOVE                                  8/29/95

/S/ CAPT D. W. BEASLEY, SEA 91W1                                                          /S/ J. L. PRITCHETT
                                                                                          BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)

NESECVJO 4270/7 (5/84)
---------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                             |1. CONTRACT ID CODE       |PAGE OF PAGES
                                                                               |                          |  1   |   7
---------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.   | 3. EFFECTIVE DATE    |4. REQUISITION/PURCHASE REQ. NO. | 5. PROJECT NO. (If applicable)
      POO131                    |    SEE BLK 16C.      |   NOOO24-95-FR-54751            |    5-03KF-54751
---------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE    |    NOOO24            |7. ADMINISTERED BY (If other than Item 6)     CODE  |  S3305A
   NAVAL SEA SYSTEMS COMMAND     --------------------- |   DCMAO BUFFALO                                     --------------
   BUYER/SYMBOL: S. JONES/SEA 02523J                   |   1103 FEDERAL BUILDING
   2531 JEFFERSON DAVIS HIGHWAY                        |   111 W. HURON STREET
   ARLINGTON VA 22242-5160                             |   BUFFALO, NY 14202
   PHONE: Area Code (703) 602-7904                     |
---------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)   | (X)  |9A. AMENDMENT OF SOLICITATION NO.
                                                                              |------|
   CEC NO: 789995610                                                          |      |-------------------------------------
                                                                              |      |9B. DATED (SEE ITEM 11)
   COMPTEK FEDERAL SYSTEMS, INC.                                              |      |
   2732 TRANSIT ROAD                                                          |------|-------------------------------------
   BUFFALO, NY 14224-2523                                                     |      |10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                              |      |    N00024-90-C-5208
   TIN NO: 16-1411419                                                         |  X   |-------------------------------------
-------------------------------------------------------------------------------      |10B. DATED (SEE ITEM 13)
CODE  OTTJ6                    |FACILITY CODE                                 |      |    90 MAR 30
---------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------
[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                   [ ] is extended,  [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change and offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA
       SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS
----------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------
   |A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
   |   CONTRACT ORDER NO. IN ITEM 10A.
   |
---|------------------------------------------------------------------------------------------------------------------------
   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office,
   |   appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).
   |
---|------------------------------------------------------------------------------------------------------------------------
   |C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
   |
---|------------------------------------------------------------------------------------------------------------------------
   |D. OTHER (Specify type of modification and authority)
X  |       UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE
----------------------------------------------------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.

----------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                             SEE ATTACHED.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                  |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                               |             RICHARD L. SWIETER
                                                               |             CONTRACTING OFFICER
----------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                  |15C. DATE SIGNED     |16B. UNITED STATES OF AMERICA              |16C. DATE SIGNED
                                         |                     | By /s/ RICHARD L. SWIETER                 |
---------------------------------------  |                     |    ---------------------------------------|
(Signature of person authorized to sign) |                     |    (Signature of Contracting Officer)     |  SEP 05 1995
----------------------------------------------------------------------------------------------------------------------------
PREVIOUS EDITION UNUSABLE                       30-105                                       STANDARD FORM 30 (REV. 10-83)
                                                                                             Prescribed by GSA


                                                             N00024-90-C-5208
                                                             N00024-95-FR-54751
                                                             Modification P00131
                                                             Page 2 of 7

A. The purpose of this modification is to provide additional funds under CLIN 0029 in the amount of $35,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follow:

1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028,
0029, and 0030 of the attached accounting data sheet, funding under this contract is increased by $35,000.00 apportioned as follows:

                      EST                        FIXED
       ITEM           COST         COM            FEE          TOTAL
       ------       ------         ---           -----        ------
       0029AA       32,689         21            2,290        35,000





                   REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                        N00024-90-C-5208
                                                        N00024-95-FR-54751
                                                        Modification P00131
                                                        Page 3 of 7

5. Accordingly the amount funded to date is increased by $35,000.00 from $34,236,591.00 to a new total of $34,271,591 apportioned as follows:

                    EST
       ITEM         COST         COM       FIXED FEE     TOTAL      CATEGORY
      ------      ---------     -----      ---------   ----------  -----------
      0001AA      1,284,239       763       89,898      1,374,900  RDT&E,N
      0001AB         84,066        50        5,884         90,000  FMS
      0001AC        611,810       365       42,825        655,000  O&MN
      0001AD        672,523       401       47,076        720,000  OPN
      0001AE        186,812       111       13,077        200,000  SCN
      0001AH        233,514       141       16,345        250,000  OTHER AGENCY
      0004AC         46,703        28        3,269         50,000  SCN
      0005AA         46,703        28        3,269         50,000  RDT&E
      0005AB        802,358       477       56,165        859,000  SCN
      0005AD        513,733       306       35,961        550,000  OTHER AGENCY
      0007AA        842,803       500       58,997        902,300  RDT&E
      0007AB        119,558        73        8,369        128,000  FMS
      0007AC        520,272       309       36,419        557,000  O&MN
      0007AD        817,303       486       57,211        875,000  OPN
      0007AE        910,710       540       63,750        975,000  SCN
      0007AF        382,965       228       26,807        410,000  DBOF
      0007AG         56,044        33        3,923         60,000  NAVAIR RDT&E
      0007AH        289,559       172       20,269        310,000  SPAWAR OPN
      0007AJ         46,703        28        3,269         50,000  NAVAIR NG
      0007AK        373,624       222       26,154        400,000  NAVAIR FMS
      THRU
      0007AS
      0011AB        168,131       100       11,769        180,000  SCN
      0011AD        177,472       105       12,423        190,000  SPAWAR RDT&E
      0011AE        158,790        94       11,116        170,000  SCN
                  ---------     -----      -------     ----------
      SUB TOTAL   9,346,395     5,560      654,245     10,006,200
      TO DATE

                                                N00024-90-C-5208
                                                N00024-95-FR-54751
                                                Modification P00131
                                                Page 4 of 7


   ITEM       ESTIMATED     COM     FEXED FEE     AMOUNT        CATEGORY
SUB-TOTAL     9,346,395      5,560    654,245    10,006,200

0012AA          760,704        462     53,234       814,400  O&MN
0012AB        1,358,597        817     95,086     1,454,500  RDT&E
0012AC           94,531         57      6,616       101,204  FMS
0012AD        1,516,903        907    106,190     1,624,000  OPN
0012AF           14,945          9      1,046        16,000  FMS
0012AG           35,303         21      2,472        37,796  FMS
0012AH           18,681         11      1,308        20,000  FMS
0012AJ           18,681         11      1,308        20,000  FMS
0012AK           23,351         14      1,635        25,000  FMS
0012AL           84,064         50      5,886        90,000  FMS
0012AM           42,032         25      2,943        45,000  FMS
0012AN           42,032         25      2,943        45,000  FMS
0012AP           82,196         49      5,755        88,000  SPAWAR/OPN
0012AQ          240,053        144     16,803       257,000  DBOF
0012AR            4,670          3        327         5,000  OTHER
0012AS          102,695         67      7,188       109,950  OTHER/DBOF
              ---------      -----    -------     ---------
SUB-TOTAL     4,439,438      2,672    310,740     4,752,850

SUB-TOTAL
TO DATE      13,785,833      8,232    964,985    14,759,050

                                                N00024-90-C-5208
                                                N00024-95-FR-54751
                                                Modification P00131
                                                Page 5 of 7



   ITEM       ESTIMATED        COM       FIXED FEE    AMOUNT          CATEGORY
SUB
TOTAL        13,785,833          8,232     964,985   14,759,050

0012AT          112,087             67       7,846      120,000   FMS
0012AU          112,087             67       7,846      120,000   FMS
0012AV           51,373             31       3,596       55,000   FMS
0012AW           18,681             11       1,308       20,000   FMS
0012AX           46,703             28       3,269       50,000   FMS
0012AY           46,703             28       3,269       50,000   FMS
0012AZ           18,681             11       1,308       20,000   FMS
0012BA            4,670              3         327        5,000   FMS
0012BB          168,130            101      11,769      180,000   FMS
0013AA          233,520            145      16,335      250,000   OPN
                -------            ---      ------      -------
TOTAL           812,635            492      56,873      870,000

0017AA        1,071,486            693      75,046    1,147,225   RDT&E
0017AC          369,859            241      25,900      396,000   O&MN
0017AD        1,499,061            962     104,977    1,605,000   OPN
0017AE        1,821,483          1,171     127,546    1,950,200   SCN
0017AF           46,700             31       3,269       50,000   OTHER
0017AG          405,517            260      28,403      434,180   DBOF
0017AH           36,613             23       2,564       39,200   FMS
0017AJ          152,241            100      10,659      163,000   WPN
0017AK           56,039             36       3,925       60,000   APN
0017AL           70,050             47       4,903       75,000   O&MN
              ---------          -----     -------    ---------
TOTAL         5,529,049          3,564     387,192    5,919,805

0022AA          819,101            524      57,375      877,000   RDT&E
0022AB                0              0           0            0   FMS
0022AC          348,375            223      24,402      373,000   O&MN
0022AD          962,000            616      67,384    1,030,000   OPN
0022AE           93,398             60       6,542      100,000   SCN
0022AF                0              0           0            0   DBOF
0022AG           34,557             22       2,421       37,000   WPN
0022AH                0              0           0            0   APN
              ---------          -----     -------    ---------
TOTAL         2,257,431          1,445     158,124    2,417,000

SUB-TOTAL
TO DATE      22,384,948         13,733   1,567,174   23,965,855

                                                N00024-90-C-5208
                                                N00024-95-FR-54751
                                                Modification P00131
                                                Page 6 of 7

   ITEM       ESTIMATED        COM       FIXED FEE    AMOUNT          CATEGORY
SUB
TOTAL        22,384,948         13,733   1,567,174   23,965,855

0023AA          513,221            330      35,949      549,500   RDT&E
0023AB          322,224            206      22,570      345,000   O&MN
                -------            ---      ------      -------
SUB             835,445            536      58,519      894,500
TOTAL

0024AA                0              0           0            0   RDT&E
0024AB           37,359             24       2,617       40,000   O&MN
0024AC          803,225            514      56,261      860,000   SCN
0024AD           46,699             30       3,271       50,000   FMS
                -------            ---      ------      -------
SUB             887,283            568      62,149      950,000
TOTAL

0025AA          205,476            132      14,392      220,000   RDT&E
0025AB                0              0           0            0   O&MN
                -------            ---      ------      -------
SUB             205,476            132      14,392      220,000
TOTAL

0026AA          216,682            139      15,179      232,000   RDT&E
0026AB          359,527            285      25,188      385,000   SCN
0026AC           91,997             59       6,444       98,500   OPN
0026AD          800,423            512      56,065      857,000   O&MN
0026AE           18,680             12       1,308       20,000   FMS
0026AF           18,680             12       1,308       20,000   OTHER
0026AG           58,374             37       4,089       62,500   DBOF
0026AH            9,340              6         654       10,000   DOD-R&D
              ---------          -----     -------    ---------
SUB           1,573,703          1,062     110,235    1,685,000
TOTAL

0027            555,272          4,395      38,869      598,536
                -------          -----      ------      -------
SUB             555,272          4,395      38,869      598,536
TOTAL

0028AA        1,008,699            646      70,655    1,080,000   O&MN
0028AB        1,418,716            909      99,375    1,519,000   RDT&E,N
0028AC          798,552            513      55,935      855,000   SCN
0028AD        1,428,991            916     100,093    1,530,000   OPN
0028AE                0              0           0            0   WPN
0028AF                0              0           0            0   APN
0028AG                0              0           0            0   FMS
0028AH                0              0           0            0   DBOF
0028AJ                0              0           0            0   OTHER
              ---------          -----     -------    ---------
SUB           4,654,958          2,984     326,058    4,984,000
TOTAL

SUB
TOTAL TO     31,097,085         23,410   2,177,396   33,297,891
DATE

                                                N00024-90-C-5208
                                                N00024-95-FR-54751
                                                Modification P00131
                                                Page 7 of 7

   ITEM         ESTIMATED       COM        FIXED FEE    AMOUNT        CATEGORY

SUB
TOTAL          31,097,085         23,410  2,177,396    33,297,891

0029AA            363,038            223     25,429       388,690  O&MN
0029AB            396,940            255     27,805       425,000  RDT&E,N
0029AC            112,078             72      7,850       120,000  SCN
0029AD                  0              0          0             0  OPN
0029AE                  0              0          0             0  WPN
0029AF                  0              0          0             0  APN
0029AG                  0              0          0             0  FMS
0029AH                  0              0          0             0  DBOF
0029AJ                  0              0          0             0  OTHER
0029AK             37,359             24      2,617        40,000  DOD (R&D)
TOTAL             909,415            574     63,701       973,690

0030AA                  0              0          0             0  O&MN
0030AB                  0              0          0             0  RDT&E,N
0030AC                  0              0          0             0  SCN
0030AD                  0              0          0             0  OPN
0030AE                  0              0          0             0  WPN
0030AF                  0              0          0             0  APN
0030AG                  0              0          0             0  FMS
0030AH                  0              0          0             0  DBOF
0030AJ                  0              0          0             0  OTHER
                        -              -          -             -
TOTAL                   0              0          0             0

SUB-TOTAL
TO DATE        32,006,500         23,984  2,241,097    34,271,581

B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)   2. SUPPL PIN      3. DATE EFFECTIVE
                                                 YR.    MO.    DA.
    N0002490C5208              P00131                |      |
---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
---------------------------------------------------------------------------

 A        N0002495RA01U6N               0029      AA


---------------------------------------------------------------------------

---------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           N0002495F454751
           TI-95-XX06(B)
------------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
------------------------------------------------------------------------------------------------------------------------------------

  ME    1751804         1U6N    000      SA      SDF   0       068342   2D      000000   46N0F         ETS    0000      $ 35,000.00

  EBR
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $ 35,000.00
------------------------------------------------------------------------------------------------------------------------------------
17. FINANCIAL MANAGER                              18. COMPTROLLER CLEARANCE
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                      DATE                OBLIGATION OF FUNDS IS AUTHORIZED      SIGNATURE                     DATE
                               2 AUG 95            IN AMOUNTS SHOWN IN COLUMN 16 ABOVE                                  AUG 29 1995

/S/ CAPT. B.R. FREUND                                                                     /S/ J. L. GARRIS
    PEO(TAD)-D2A                                                                          BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)

NESECVJO 4270/7 (5/84)
---------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                             |1. CONTRACT ID CODE       |PAGE OF PAGES
                                                                               |                          |  1   |   7
---------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.   | 3. EFFECTIVE DATE    |4. REQUISITION/PURCHASE REQ. NO. | 5. PROJECT NO. (If applicable)
      POO130                    |    SEE BLK 16C.      |   NOOO24-95-FR-54747            |    5-03KF-54747
---------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE    |    NOOO24            |7. ADMINISTERED BY (If other than Item 6)     CODE  |  S3305A
   NAVAL SEA SYSTEMS COMMAND     --------------------- |   DCMAO BUFFALO                                     --------------
   BUYER/SYMBOL: S. JONES/SEA 02523J                   |   1103 FEDERAL BUILDING
   2531 JEFFERSON DAVIS HIGHWAY                        |   111 W. HURON STREET
   ARLINGTON VA 22242-5160                             |   BUFFALO, NY 14202
   PHONE: Area Code 703/ 602-7904                      |
---------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)   | (X)  |9A. AMENDMENT OF SOLICITATION NO.
                                                                              |------|
   CEC NO: 789995610                                                          |      |-------------------------------------
                                                                              |      |9B. DATED (SEE ITEM 11)
   COMPTEK FEDERAL SYSTEMS, INC.                                              |      |
   2732 TRANSIT ROAD                                                          |      |-------------------------------------
   BUFFALO, NY 14224-2523                                                     |      |10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                              |      |    N00024-90-C-5208
   TIN NO: 16-1411419                                                         |  X   |-------------------------------------
-------------------------------------------------------------------------------      |10B. DATED (SEE ITEM 13)
CODE  OTTJ6                    |FACILITY CODE                                 |      |    90 MAR 30
---------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------
[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                   [ ] is extended,  [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change and offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA
      SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS
----------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------
   |A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
   |   CONTRACT ORDER NO. IN ITEM 10A.
   |
---|------------------------------------------------------------------------------------------------------------------------
   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office,
   |   appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).
   |
---|------------------------------------------------------------------------------------------------------------------------
   |C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
   |
---|------------------------------------------------------------------------------------------------------------------------
   |D. OTHER (Specify type of modification and authority)
X  |        UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE
----------------------------------------------------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.

----------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                             SEE ATTACHED.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                  |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                               |             RICHARD L. SWIETER
                                                               |             CONTRACTING OFFICER
----------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                  |15C. DATE SIGNED     |16B. UNITED STATES OF AMERICA              |16C. DATE SIGNED
                                         |                     | By /s/ RICHARD L. SWIETER                 |
---------------------------------------  |                     |    ---------------------------------------|
(Signature of person authorized to sign) |                     |    (Signature of Contracting Officer)     |  SEP 05 1995
----------------------------------------------------------------------------------------------------------------------------
PREVIOUS EDITION UNUSABLE                       30-105                                       STANDARD FORM 30 (REV. 10-83)
                                                                                             Prescribed by GSA


                                                             N00024-90-C-5208
                                                             N00024-95-FR-54747
                                                             Modification P00130
                                                             Page 2 of 7

A. The purpose of this modification is to provide additional funds under CLIN 0029 in the amount of $120,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follow:

1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028,
0029, and 0030 of the attached accounting data sheet, funding under this contract is increased by $120,000.00 apportioned as follows:


                      EST                        FIXED
        ITEM         COST          COM            FEE         TOTAL
       ------      -------         ---           -----       -------
       0029AC      112,078         72            7,850       120,000





                   REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54747
                                                             Modification P00130
                                                             Page 3 of 7

5. Accordingly the amount funded to date is increased by $120,000.00 from $34,116,591.00 to a new total of $34,236,591 apportioned as follows:

                     EST
       ITEM          COST         COM     FIXED FEE      TOTAL      CATEGORY
       ------     ---------       ---      -------     ----------  -----------
       0001AA     1,284,239       763       89,898      1,374,900  RDT&E,N
       0001AB        84,066        50        5,884         90,000  FMS
       0001AC       611,810       365       42,825        655,000  O&MN
       0001AD       672,523       401       47,076        720,000  OPN
       0001AE       186,812       111       13,077        200,000  SCN
       0001AH       233,514       141       16,345        250,000  OTHER AGENCY
       0004AC        46,703        28        3,269         50,000  SCN
       0005AA        46,703        28        3,269         50,000  RDT&E
       0005AB       802,358       477       56,165        859,000  SCN
       0005AD       513,733       306       35,961        550,000  OTHER AGENCY
       0007AA       842,803       500       58,997        902,300  RDT&E
       0007AB       119,558        73        8,369        128,000  FMS
       0007AC       520,272       309       36,419        557,000  O&MN
       0007AD       817,303       486       57,211        875,000  OPN
       0007AE       910,710       540       63,750        975,000  SCN
       0007AF       382,965       228       26,807        410,000  DBOF
       0007AG        56,044        33        3,923         60,000  NAVAIR RDT&E
       0007AH       289,559       172       20,269        310,000  SPAWAR OPN
       0007AJ        46,703        28        3,269         50,000  NAVAIR NG
       0007AK       373,624       222       26,154        400,000  NAVAIR FMS
       THRU
       0007AS
       0011AB       168,131       100       11,769        180,000  SCN
       0011AD       177,472       105       12,423        190,000  SPAWAR RDT&E
       00llAE       158,790        94       11,116        170,000  SCN
                  ---------     -----      -------     ----------
       SUB TOTAL  9,346,395     5,560      654,245     10,006,200
       TO DATE

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54747
                                                 Modification P00130
                                                 Page 4 of 7

   ITEM       ESTIMATED     COM     FIXED FEE     AMOUNT        CATEGORY
SUB-TOTAL     9,346,395      5,560    654,245    10,006,200

0012AA          760,704        462     53,234       814,400  O&MN
0012AB        1,358,597        817     95,086     1,454,500  RDT&E
0012AC           94,531         57      6,616       101,204  FMS
0012AD        1,516,903        907    106,190     1,624,000  OPN
0012AF           14,945          9      1,046        16,000  FMS
0012AG           35,303         21      2,472        37,796  FMS
0012AH           18,681         11      1,308        20,000  FMS
0012AJ           18,681         11      1,308        20,000  FMS
0012AK           23,351         14      1,635        25,000  FMS
0012AL           84,064         50      5,886        90,000  FMS
0012AM           42,032         25      2,943        45,000  FMS
0012AN           42,032         25      2,943        45,000  FMS
0012AP           82,196         49      5,755        88,000  SPAWAR/OPN
0012AQ          240,053        144     16,803       257,000  DBOF
0012AR            4,670          3        327         5,000  OTHER
0012AS          102,695         67      7,188       109,950  OTHER/DBOF
              ---------      -----    -------     ---------
SUB-TOTAL     4,439,438      2,672    310,740     4,752,850

SUB-TOTAL
TO DATE      13,785,833      8,232    964,985    14,759,050

                                                N00024-90-C-5208
                                                N00024-95-FR-54747
                                                Modification P00130
                                                Page 5 of 7


   ITEM       ESTIMATED        COM       FIXED FEE    AMOUNT          CATEGORY
SUB
TOTAL        13,785,833          8,232     964,985   14,759,050

0012AT          112,087             67       7,846      120,000   FMS
0012AU          112,087             67       7,846      120,000   FMS
0012AV           51,373             31       3,596       55,000   FMS
0012AW           18,681             11       1,308       20,000   FMS
0012AX           46,703             28       3,269       50,000   FMS
0012AY           46,703             28       3,269       50,000   FMS
0012AZ           18,681             11       1,308       20,000   FMS
0012BA            4,670              3         327        5,000   FMS
0012BB          168,130            101      11,769      180,000   FMS
0013AA          233,520            145      16,335      250,000   OPN
                -------            ---      ------      -------
TOTAL           812,635            492      56,873      870,000

0017AA        1,071,486            693      75,046     1,147,225  RDT&E
0017AC          369,859            241      25,900       396,000  O&MN
0017AD        1,499,061            962     104,977     1,605,000  OPN
0017AE        1,821,483          1,171     127,546     1,950,200  SCN
0017AF           46,700             31       3,269        50,000  OTHER
0017AG          405,517            260      28,403       434,180  DBOF
0017AH           36,613             23       2,564        39,200  FMS
0017AJ          152,241            100      10,659       163,000  WPN
0017AK           56,039             36       3,925        60,000  APN
0017AL           70,050             47       4,903        75,000  O&MN
              ---------          -----     -------     ---------
TOTAL         5,529,049          3,564     387,192     5,919,805

0022AA          819,101            524      57,375      877,000   RDT&E
0022AB                0              0           0            0   FMS
0022AC          348,375            223      24,402      373,000   O&MN
0022AD          962,000            616      67,384    1,030,000   OPN
0022AE           93,398             60       6,542      100,000   SCN
0022AF                0              0           0            0   DBOF
0022AG           34,557             22       2,421       37,000   WPN
0022AH                0              0           0            0   APN
              ---------          -----     -------    ---------
TOTAL         2,257,431          1,445     158,124    2,417,000

SUB-TOTAL
TO DATE      22,384,948         13,733   1,567,174   23,965,855

                                                N00024-90-C-5208
                                                N00024-95-FR-54747
                                                Modification P00130
                                                Page 6 of 7

ITEM       ESTIMATED        COM       FIXED FEE    AMOUNT          CATEGORY
SUB
TOTAL        22,384,948        13,733   1,567,174    23,965,855

0023AA          513,221           330      35,949       549,500   RDT&E
0023AB          322,224           206      22,570       345,000   O&MN
                -------           ---      ------       -------
SUB             835,445           536      58,519       894,500
TOTAL

0024AA                0             0           0             0   RDT&E
0024AB           37,359            24       2,617        40,000   O&MN
0024AC          803,225           514      56,261       860,000   SCN
0024AD           46,699            30       3,271        50,000   FMS
                -------           ---      ------       -------
SUB             887,283           568      62,149       950,000
TOTAL

0025AA          205,476           132      14,392       220,000   RDT&E
0025AB                0             0           0             0   O&MN
                -------           ---      ------       -------
SUB             205,476           132      14,392       220,000
TOTAL

0026AA          216,682           139      15,179      232,000   RDT&E
0026AB          359,527           285      25,188      385,000   SCN
0026AC           91,997            59       6,444       98,500   OPN
0026AD          800,423           512      56,065      857,000   O&MN
0026AE           18,680            12       1,308       20,000   FMS
0026AF           18,680            12       1,308       20,000   OTHER
0026AG           58,374            37       4,089       62,500   DBOF
0026AH            9,340             6         654       10,000   DOD-R&D
              ---------         -----     -------    ---------
SUB           1,573,703         1,062     110,235    1,685,000
TOTAL

0027            555,272         4,395      38,869       598,536
                -------         -----      ------       -------
SUB             555,272         4,395      38,869       598,536
TOTAL

0028AA        1,008,699           646      70,655     1,080,000  O&MN
0028AB        1,418,716           909      99,375     1,519,000  RDT&E,N
0028AC          798,552           513      55,935       855,000  SCN
0028AD        1,428,991           916     100,093     1,530,000  OPN
0028AE                0             0           0             0  WPN
0028AF                0             0           0             0  APN
0028AG                0             0           0             0  FMS
0028AH                0             0           0             0  DBOF
0028AJ                0             0           0             0  OTHER
              ---------         -----     -------     ---------
SUB           4,654,958         2,984     326,058     4,984,000
TOTAL

SUB
TOTAL TO     31,097,085        23,410   2,177,396    33,297,891
DATE

                                                N00024-90-C-5208
                                                N00024-95-FR-54747
                                                Modification P00130
                                                Page 7 of 7



    ITEM        ESTIMATED       COM        FIXED FEE    AMOUNT        CATEGORY
SUB
TOTAL          31,097,085         23,410  2,177,396    33,297,891

0029AA            330,349            212     23,139       353,700  O&MN
0029AB            396,940            255     27,805       425,000  RDT&E,N
0029AC            112,078             72      7,850       120,000  SCN
0029AD                  0              0          0             0  OPN
0029AE                  0              0          0             0  WPN
0029AF                  0              0          0             0  APN
0029AG                  0              0          0             0  FMS
0029AH                  0              0          0             0  DBOF
0029AJ                  0              0          0             0  OTHER
0029AK             37,359             24      2,617        40,000  DOD (R&D)
TOTAL             876,726            563     61,411       938,700

0030AA                  0              0          0             0  O&MN
0030AB                  0              0          0             0  RDT&E,N
0030AC                  0              0          0             0  SCN
O030AD                  0              0          0             0  OPN
0030AE                  0              0          0             0  WPN
0030AF                  0              0          0             0  APN
0030AG                  0              0          0             0  FMS
0030AH                  0              0          0             0  DBOF
0030AJ                  0              0          0             0  OTHER
                        -              -          -             -
TOTAL                   0              0          0             0

SUB-TOTAL
TO DATE        31,973,811         23,973  2,238,807    34,236,591

B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)   2. SUPPL PIN      3. DATE EFFECTIVE
                                                 YR.    MO.    DA.
    N0002490C5208              P00130                |      |
---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
---------------------------------------------------------------------------

 A        N0002495AFT8598               0029      AC


---------------------------------------------------------------------------

---------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           N0002495X33A
           N0002495FR54747
------------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
------------------------------------------------------------------------------------------------------------------------------------

  MG    1751695         8598    000      WA      WER   0       068342   2D      000000   21907         543    0000      $ 60,000.00



        Funds Expire 9/30/95 OWLD 8/96
------------------------------------------------------------------------------------------------------------------------------------
  PREPARED BY: SUE McILWAIN, SEA-01232                                                                    TOTAL         $ 60,000.00
------------------------------------------------------------------------------------------------------------------------------------
17. FINANCIAL MANAGER                              18. COMPTROLLER CLEARANCE

 NANCY L. CHAPMAN, PMS325P
-----------------------------------------------------------------------------------------------------------------------------------
 SIGNATURE                     DATE                OBLIGATION OF FUNDS IS AUTHORIZED      SIGNATURE                     DATE
                               7/27/95             IN AMOUNTS SHOWN IN COLUMN 16 ABOVE                                  8/15/95
/S/ NANCY L. CHAPMAN                                                                      /S/ V.F. JEFFERSON
    Nancy L. Chapman, PMS325P                                                             BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)

---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)   2. SUPPL PIN      3. DATE EFFECTIVE
                                                 YR.    MO.    DA.
    N0002490C5208              P00130                |      |
---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
---------------------------------------------------------------------------

 A        N0002489PD83007               0029      AC


---------------------------------------------------------------------------

---------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           N0002495FR54747
           TI-95-X33A
------------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
------------------------------------------------------------------------------------------------------------------------------------

  MH    1791611         8598    000      X4      WEH   0       068342   2D      000000   21872         543    0080      $ 60,000.00


   This document conveys authority to obligate -0- dollars within the FY 89 CAAS funding limitation.

   FY 89 Extended-Funds cited are authorized in accordance with P.L. 100-468.  OWLD 11/95
------------------------------------------------------------------------------------------------------------------------------------
  PREPARED BY: SUE McILWAIN, SEA-01232                                                                    TOTAL         $ 60,000.00
------------------------------------------------------------------------------------------------------------------------------------
17. FINANCIAL MANAGER                              18. COMPTROLLER CLEARANCE
-----------------------------------------------------------------------------------------------------------------------------------
 SIGNATURE                     DATE                OBLIGATION OF FUNDS IS AUTHORIZED      SIGNATURE                     DATE
                               6/23/95             IN AMOUNTS SHOWN IN COLUMN 16 ABOVE                                  8/15/95
/S/ H. A. AMPAGOOMIAN, SEA 03K11                                                          /S/ V.F. JEFFERSON
                                                                                          BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)

NESECVJO 4270/7 (5/84)
---------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                             |1. CONTRACT ID CODE       |PAGE OF PAGES
                                                                               |                          |  1   |   7
---------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.   | 3. EFFECTIVE DATE    |4. REQUISITION/PURCHASE REQ. NO. | 5. PROJECT NO. (If applicable)
      POO129                    |    SEE BLK 16C.      |   NOOO24-95-FR-54729            |    5-03KF-54729
---------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE    |    NOOO24            |7. ADMINISTERED BY (If other than Item 6)     CODE  |  S3305A
   NAVAL SEA SYSTEMS COMMAND     --------------------- |   DCMAO BUFFALO                                     --------------
   BUYER/SYMBOL: S. JONES/SEA 02522J                   |   1103 FEDERAL BUILDING
   2531 JEFFERSON DAVIS HIGHWAY                        |   111 W. HURON STREET
   ARLINGTON VA 22242-5160                             |   BUFFALO, NY 14202
   PHONE: Area Code  703/ 602-7904                     |
---------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)   | (X)  |9A. AMENDMENT OF SOLICITATION NO.
                                                                              |------|
   CEC NO: 789995610                                                          |      |-------------------------------------
                                                                              |      |9B. DATED (SEE ITEM 11)
   COMPTEK FEDERAL SYSTEMS, INC.                                              |      |
   2732 TRANSIT ROAD                                                          |      |-------------------------------------
   BUFFALO, NY 14224-2523                                                     |      |10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                              |      |    N00024-90-C-5208
   TIN NO: 16-1411419                                                         |  X   |-------------------------------------
-------------------------------------------------------------------------------      |10B. DATED (SEE ITEM 13)
CODE  OTTJ6                    |FACILITY CODE                                 |      |    90 MAR 30
---------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------
[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                   [ ] is extended,  [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change and offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA
       SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS
----------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------
   |A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
   |   CONTRACT ORDER NO. IN ITEM 10A.
   |
---|------------------------------------------------------------------------------------------------------------------------
   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office,
   |   appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).
   |
---|------------------------------------------------------------------------------------------------------------------------
   |C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
   |
---|------------------------------------------------------------------------------------------------------------------------
   |D. OTHER (Specify type of modification and authority)
X  |       UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE
----------------------------------------------------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.

----------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                             SEE ATTACHED.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                  |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                               |             RICHARD L. SWIETER
                                                               |             CONTRACTING OFFICER
----------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                  |15C. DATE SIGNED     |16B. UNITED STATES OF AMERICA              |16C. DATE SIGNED
                                         |                     | By /s/ RICHARD L. SWIETER                 |
---------------------------------------  |                     |    ---------------------------------------|
(Signature of person authorized to sign) |                     |    (Signature of Contracting Officer)     | SEP 05 1995
----------------------------------------------------------------------------------------------------------------------------
PREVIOUS EDITION UNUSABLE                       30-105                                       STANDARD FORM 30 (REV. 10-83)
                                                                                             Prescribed by GSA


                                                             N00024 -90-C-5208
                                                             N00024 -95-FR-54729
                                                             Modification P00129
                                                             Page 2 of 7

A. The purpose of this modification is to provide additional funds under CLIN 0029 in the amount of $50,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follow:

1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028,
0029, and 0030 of the attached accounting data sheet, funding under this contract is increased by $50,000.00 apportioned as follows:


                      EST                        FIXED
       ITEM          COST         COM             FEE         TOTAL
       ------       ------        ---            -----        ------
       0029AA       46,699        30             3,271        50,000





                   REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54729
                                                             Modification P00129
                                                             Page 3 of 7

5. Accordingly the amount funded to date is increased by $50,000.00 from $33,977,891.00 to a new total of $34,116,591.00 apportioned as follows:

                     EST
       ITEM          COST        COM      FIXED FEE     TOTAL     CATEGORY
       ------      ---------     ---       -------    ----------  ---------
       0001AA      1,284,239     763        89,898     1,374,900  RDT&E,N
       0001AB         84,066      50         5,884        90,000  FMS
       0001AC        611,810     365        42,825       655,000  O&MN
       0001AD        672,523     401        47,076       720,000  OPN
       0001AE        186,812     111        13,077       200,000  SCN
       0001AH        233,514     141        16,345       250,000  OTHER AGENCY
       0004AC         46,703      28         3,269        50,000  SCN
       0005AA         46,703      28         3,269        50,000  RDT&E
       0005AB        802,358     477        56,165       859,000  SCN
       0005AD        513,733     306        35,961       550,000  OTHER AGENCY
       0007AA        842,803     500        58,997       902,300  RDT&E
       0007AB        119,558      73         8,369       128,000  FMS
       0007AC        520,272     309        36,419       557,000  O&MN
       0007AD        817,303     486        57,211       875,000  OPN
       0007AE        910,710     540        63,750       975,000  SCN
       0007AF        382,965     228        26,807       410,000  DBOF
       0007AG         56,044      33         3,923        60,000  NAVAIR RDT&E
       0007AH        289,559     172        20,269       310,000  SPAWAR OPN
       0007AJ         46,703      28         3,269        50,000  NAVAIR NG
       0007AK        373,624     222        26,154       400,000  NAVAIR FMS
       THRU
       0007AS
       0011AB        168,131     100        11,769       180,000  SCN
       0011AD        177,472     105        12,423       190,000  SPAWAR RDT&E
       0011AE        158,790      94        11,116       170,000  SCN
                   ---------   -----       -------    ----------
       SUB TOTAL   9,346,395   5,560       654,245    10,006,200
       TO DATE

                                                N00024-90-C-5208
                                                N00024-95-FR-54729
                                                Modification P00129
                                                Page 4 of 7

   ITEM      ESTIMATED      COM     FIXED FEE    AMOUNT         CATEGORY
SUB-TOTAL     9,346,395     5,560     654,245   10,006,200

0012AA          760,704       462      53,234      814,400  O&MN
0012AB        1,358,597       817      95,086    1,454,500  RDT&E
0012AC           94,531        57       6,616      101,204  FMS
0012AD        1,516,903       907     106,190    1,624,000  OPN
0012AF           14,945         9       1,046       16,000  FMS
0012AG           35,303        21       2,472       37,796  FMS
0012AH           18,681        11       1,308       20,000  FMS
0012AJ           18,681        11       1,308       20,000  FMS
0012AK           23,351        14       1,635       25,000  FMS
0012AL           84,064        50       5,886       90,000  FMS
0012AM           42,032        25       2,943       45,000  FMS
0012AN           42,032        25       2,943       45,000  FMS
0012AP           82,196        49       5,755       88,000  SPAWAR/OPN
0012AQ          240,053       144      16,803      257,000  DBOF
0012AR            4,670         3         327        5,000  OTHER
0012AS          102,695        67       7,188      109,950  OTHER/DBOF
              ---------     -----     -------    ---------
SUB-TOTAL     4,439,438     2,672     310,740    4,752,850

SUB-TOTAL
TO DATE      13,785,833     8,232     964,985   14,759,050

                                                N00024-90-C-5208
                                                N00024-95-FR-54729
                                                Modification P00129
                                                Page 5 of 7


   ITEM       ESTIMATED       COM         FIXED FEE   AMOUNT        CATEGORY
SUB
TOTAL        13,785,833          8,232     964,985    14,759,050

0012AT          112,087             67       7,846       120,000  FMS
0012AU          112,087             67       7,846       120,000  FMS
0012AV           51,373             31       3,596        55,000  FMS
0012AW           18,681             11       1,308        20,000  FMS
0012AX           46,703             28       3,269        50,000  FMS
0012AY           46,703             28       3,269        50,000  FMS
0012AZ           18,681             11       1,308        20,000  FMS
0012BA            4,670              3         327         5,000  FMS
0012BB          168,130            101      11,769       180,000  FMS
0013AA          233,520            145      16,335       250,000  OPN
                -------            ---      ------       -------
TOTAL           812,635            492      56,873       870,000

0017AA         1,071,486           693      75,046     1,147,225  RDT&E
0017AC           369,859           241      25,900       396,000  O&MN
0017AD         1,499,061           962     104,977     1,605,000  OPN
0017AE         1,821,483         1,171     127,546     1,950,200  SCN
0017AF            46,700            31       3,269        50,000  OTHER
0017AG           405,517           260      28,403       434,180  DBOF
0017AH            36,613            23       2,564        39,200  FMS
0017AJ           152,241           100      10,659       163,000  WPN
0017AK            56,039            36       3,925        60,000  APN
0017AL            70,050            47       4,903        75,000  O&MN
               ---------         -----     -------     ---------
TOTAL          5,529,049         3,564     387,192     5,919,805

0022AA           819,101           524      57,375       877,000  RDT&E
0022AB                 0             0           0             0  FMS
0022AC           348,375           223      24,402       373,000  O&MN
0022AD           962,000           616      67,384     1,030,000  OPN
0022AE            93,398            60       6,542       100,000  SCN
0022AF                 0             0           0             0  DBOF
0022AG            34,557            22       2,421        37,000  WPN
0022AH                 0             0           0             0  APN
               ---------         -----     -------     ---------
TOTAL          2,257,431         1,445     158,124     2,417,000

SUB-TOTAL
TO DATE       22,384,948        13,733   1,567,174    23,965,855

                                                N00024-90-C-5208
                                                N00024-95-FR-54729
                                                Modification P00129
                                                Page 6 of 7

   ITEM       ESTIMATED       COM       FIXED FEE     AMOUNT        CATEGORY
SUB
TOTAL        22,384,948         13,733  1,567,174   23,965,855

0023AA          513,221            330     35,949      549,500  RDT&E
0023AB          322,224            206     22,570      345,000  O&MN
                -------            ---     ------      -------
SUB             835,445            536     58,519      894,500
TOTAL

0024AA               0               0          0            0  RDT&E
0024AB          37,359              24      2,617       40,000  O&MN
0024AC         803,225             514     56,261      860,000  SCN
0024AD          46,699              30      3,271       50,000  FMS
               -------             ---     ------      -------
SUB            887,283             568     62,149      950,000
TOTAL

0025AA          205,476            132     14,392      220,000  RDT&E
0025AB                0              0          0            0  O&MN
                -------            ---     ------      -------
SUB             205,476            132     14,392      220,000
TOTAL

0026AA
0026AB          216,682            139     15,179      232,000  RDT&E
0026AC          359,527            285     25,188      385,000  SCN
                 91,997             59      6,444       98,500  OPN
0026AD          800,423            512     56,065      857,000  O&MN
0026AE           18,680             12      1,308       20,000  FMS
0026AF           18,680             12      1,308       20,000  OTHER
0026AG           58,374             37      4,089       62,500  DBOF
0026AH            9,340              6        654       10,000  DOD-R&D
              ---------          -----    -------    ---------
SUB           1,573,703          1,062    110,235    1,685,000
TOTAL

0027            555,272          4,395     38,869      598,536
                -------          -----     ------      -------
SUB             555,272          4,395     38,869      598,536
TOTAL

0028AA        1,008,699            646     70,655    1,080,000  O&MN
0028AB        1,418,716            909     99,375    1,519,000  RDT&E,N
0028AC          798,552            513     55,935      855,000  SCN
0028AD        1,428,991            916    100,093    1,530,000  OPN
0028AE                0              0          0            0  WPN
0028AF                0              0          0            0  APN
0028AG                0              0          0            0  FMS
0028AH                0              0          0            0  DBOF
0028AJ                0              0          0            0  OTHER
              ---------          -----    -------    ---------
SUB           4,654,958          2,984    326,058    4,984,000
TOTAL

SUB
TOTAL TO     31,097,085         23,410  2,177,396   33,297,891
DATE

                                                N00024-90-C-5208
                                                N00024-95-FR-54729
                                                Modification P00129
                                                Page 7 of 7


   ITEM        ESTIMATED        COM       FIXED FEE    AMOUNT        CATEGORY
SUB
TOTAL         31,097,085         23,410  2,177,396    33,297,891

0029AA           330,349            212     23,139       353,700  O&MN
0029AB           396,940            255     27,805       425,000  RDT&E,N
0029AC                 0              0          0             0  SCN
0029AD                 0              0          0             0  OPN
0029AE                 0              0          0             0  WPN
0029AF                 0              0          0             0  APN
0029AG                 0              0          0             0  FMS
0029AH                 0              0          0             0  DBOF
0029AJ                 0              0          0             0  OTHER
0029AK            37,359             24      2,617        40,000  DOD (R&D)
TOTAL            764,648            491     53,561       818,700

0030AA                 0              0           0            0  O&MN
0030AB                 0              0           0            0  RDT&E,N
0030AC                 0              0           0            0  SCN
0030AD                 0              0           0            0  OPN
0030AE                 0              0           0            0  WPN
0030AF                 0              0           0            0  APN
0030AG                 0              0           0            0  FMS
0030AH                 0              0           0            0  DBOF
0030AJ                 0              0           0            0  OTHER
                       -              -           -            -
TOTAL                  0              0           0            0

SUB-TOTAL
TO DATE       31,861,733          23,901  2,230,957   34,116,591

B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)   2. SUPPL PIN      3. DATE EFFECTIVE
                                                 YR.    MO.    DA.
    N0002490C5208              P00129            95  |  08  |  17
---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
---------------------------------------------------------------------------

          N0002495PD00295               0029      AA


---------------------------------------------------------------------------

---------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           N0002495FR54729
           TI-95-X45
------------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
------------------------------------------------------------------------------------------------------------------------------------

  MJ    1751804         8M4K    000      4L      O4E   0       068342   2D      03B4K0   34K10         000    0020      $ 50,000.00


    This document conveys authority to obligate -0- dollars wihtin the FY 95 CAAS funding limitation.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $ 50,000.00
------------------------------------------------------------------------------------------------------------------------------------
17. FINANCIAL MANAGER                              18. COMPTROLLER CLEARANCE
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                      DATE                                                       SIGNATURE                     DATE
                               6-30-95                                                                                  AUG 18 1995
                                                   OBLIGATION OF FUNDS IS AUTHORIZED
                                                   IN AMOUNTS SHOWN IN COLUMN 16 ABOVE
/S/ CAPT D. W. BEASLEY, SEA 91W1                                                          /S/ B.L. AUGUSTA
                                                                                          BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)

NESECVJO 4270/7 (5/84)
---------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                             |1. CONTRACT ID CODE       |PAGE OF PAGES
                                                                               |                          |  1   |   7
---------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.   | 3. EFFECTIVE DATE    |4. REQUISITION/PURCHASE REQ. NO. | 5. PROJECT NO. (If applicable)
      POO128                    |    SEE BLK 16C.      |   NOOO24-95-FR-54725            |    5-03KF-54725
---------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE    |    NOOO24            |7. ADMINISTERED BY (If other than Item 6)     CODE  |  S3305A
   NAVAL SEA SYSTEMS COMMAND     --------------------- |   DCMAO BUFFALO                                     --------------
   BUYER/SYMBOL: S. JONES/SEA 02522J                   |   1103 FEDERAL BUILDING
   2531 JEFFERSON DAVIS HIGHWAY                        |   111 W. HURON STREET
   ARLINGTON VA 22242-5160                             |   BUFFALO, NY 14202
   PHONE: Area Code  703/ 602-7904                     |
---------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)   | (X)  |9A. AMENDMENT OF SOLICITATION NO.
                                                                              |------|
   CEC NO: 789995610                                                          |      |-------------------------------------
                                                                              |      |9B. DATED (SEE ITEM 11)
   COMPTEK FEDERAL SYSTEMS, INC.                                              |      |
   2732 TRANSIT ROAD                                                          |      |-------------------------------------
   BUFFALO, NY 14224-2523                                                     |      |10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                              |      |    N00024-90-C-5208
   TIN NO: 16-1411419                                                         |  X   |-------------------------------------
-------------------------------------------------------------------------------      |10B. DATED (SEE ITEM 13)
CODE  OTTJ6                    |FACILITY CODE                                 |      |    90 MAR 30
---------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------
[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                   [ ] is extended,  [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change and offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA
        SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS
----------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------
(X)|A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
---|   CONTRACT ORDER NO. IN ITEM 10A.
   |
---|------------------------------------------------------------------------------------------------------------------------
   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office,
   |   appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).
   |
---|------------------------------------------------------------------------------------------------------------------------
   |C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
   |
---|------------------------------------------------------------------------------------------------------------------------
   |D. OTHER (Specify type of modification and authority)
X  |     UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE
----------------------------------------------------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.

----------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                             SEE ATTACHED.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                  |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                               |             RICHARD L. SWIETER
                                                               |             CONTRACTING OFFICER
----------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                  |15C. DATE SIGNED     |16B. UNITED STATES OF AMERICA              |16C. DATE SIGNED
                                         |                     | By /s/ RICHARD L. SWIETER                 |
---------------------------------------  |                     |    ---------------------------------------|
(Signature of person authorized to sign) |                     |    (Signature of Contracting Officer)     |  SEP 05 1995
----------------------------------------------------------------------------------------------------------------------------
PREVIOUS EDITION UNUSABLE                       30-105                                       STANDARD FORM 30 (REV. 10-83)
                                                                                             Prescribed by GSA


                                                             N00024-90-C-5208
                                                             N00024-95-FR-54725
                                                             Modification P00128
                                                             Page 2 of 7

A. The purpose of this modification is to provide additional funds under CLIN 0029 in the amount of $88,700,00. Accordingly, Contract N00024-90-C-5208 is modified as follow:

1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028,
0029, and 0030 of the attached accounting data sheet, funding under this contract is increased by $88,700.00 apportioned as follows:


                      EST                        FIXED
       ITEM          COST         COM             FEE         TOTAL
       ------       ------        ---            -----        ------
       0029AA       82,844        53             5,803        88,700





                   REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                             N00024-90-C-5208
                                                             N00024-95-PR-54725
                                                             Modification P00128
                                                             Page 3 of 7

5. Accordingly the amount funded to date is increased by $88,700.00 from $33,977,891.00 to a new total of $34,066,591.00 apportioned as follows:

                     EST
       ITEM          COST         COM     FIXED FEE       TOTAL     CATEGORY
       ------      ---------      ---      -------     ----------  ----------
       0001AA      1,284,239      763       89,898      1,374,900  RDT&E,N
       0001AB         84,066       50        5,884         90,000  FMS
       0001AC        611,810      365       42,825        655,000  O&MN
       0001AD        672,523      401       47,076        720,000  OPN
       0001AE        186,812      111       13,077        200,000  SCN
       0001AH        233,514      141       16,345        250,000  OTHER AGENCY
       0004AC         46,703       28        3,269         50,000  SCN
       0005AA         46,703       28        3,269         50,000  RDT&E
       0005AB        802,358      477       56,165        859,000  SCN
       0005AD        513,733      306       35,961        550,000  OTHER AGENCY
       0007AA        842,803      500       58,997        902,300  RDT&E
       0007AB        119,558       73        8,369        128,000  FMS
       0007AC        520,272      309       36,419        557,000  O&MN
       0007AD        817,303      486       57,211        875,000  OPN
       0007AE        910,710      540       63,750        975,000  SCN
       0007AF        382,965      228       26,807        410,000  DBOF
       0007AG         56,044       33        3,923         60,000  NAVAIR RDT&E
       0007AH        289,559      172       20,269        310,000  SPAWAR OPN
       0007AJ         46,703       28        3,269         50,000  NAVAIR NG
       0007AK        373,624      222       26,154        400,000  NAVAIR FMS
       THRU
       0007AS
       0011AB        168,131      100       11,769        180,000  SCN
       0011AD        177,472      105       12,423        190,000  SPAWAR RDT&E
       0011AE        158,790       94       11,116        170,000  SCN
                   ---------    -----      -------     ----------
       SUB TOTAL   9,346,395    5,560      654,245     10,006,200
       TO DATE

                                                N00024-90-C-5208
                                                N00024-95-FR-54725
                                                Modification P00128
                                                Page 4 of 7


   ITEM      ESTIMATED      COM     FIXED FEE    AMOUNT         CATEGORY
SUB-TOTAL    9,346,395      5,560     654,245   10,006,200

0012AA         760,704        462      53,234      814,400  O&MN
0012AB       1,358,597        817      95,086    1,454,500  RDT&E
0012AC          94,531         57       6,616      101,204  FMS
0012AD       1,516,903        907     106,190    1,624,000  OPN
0012AF          14,945          9       1,046       16,000  FMS
0012AG          35,303         21       2,472       37,796  FMS
0012AH          18,681         11       1,308       20,000  FMS
0012AJ          19,681         11       1,308       20,000  FMS
0012AK          23,351         14       1,635       25,000  FMS
0012AL          84,064         50       5,886       90,000  FMS
0012AM          42,032         25       2,943       45,000  FMS
0012AN          42,032         25       2,943       45,000  FMS
0012AP          82,196         49       5,755       88,000  SPAWAR/OPN
0012AQ         240,053        144      16,803      257,000  DBOF
0012AR           4,670          3         327        5,000  OTHER
0012AS         102,695         67       7,188      109,950  OTHER/DBOF
             ---------      -----     -------    ---------
SUB-TOTAL    4,439,438      2,672     310,740    4,752,850

SUB-TOTAL
TO DATE     13,785,833      8,232     964,985   14,759,050

                                                N00024-90-C-5208
                                                N00024-95-FR-54725
                                                Modification P00128
                                                Page 5 of 7

   ITEM       ESTIMATED       COM        FIXED FEE    AMOUNT        CATEGORY
SUB
TOTAL        13,785,833          8,232     964,985   14,759,050

0012AT          112,087             67       7,846      120,000  FMS
0012AU          112,087             67       7,846      120,000  FMS
0012AV           51,373             31       3,596       55,000  FMS
0012AW           18,681             11       1,308       20,000  FMS
0012AX           46,703             28       3,269       50,000  FMS
0012AY           46,703             28       3,269       50,000  FMS
0012AZ           18,681             11       1,308       20,000  FMS
0012BA            4,670              3         327        5,000  FMS
0012BB          168,130            101      11,769      180,000  FMS
0013AA          233,520            145      16,335      250,000  OPN
                -------            ---      ------      -------
TOTAL           812,635            492      56,873      870,000

0017AA        1,071,486            693      75,046    1,147,225  RDT&E
0017AC          369,859            241      25,900      396,000  O&MN
0017AD        1,499,061            962     104,977    1,605,000  OPN
0017AE        1,821,483          1,171     127,546    1,950,200  SCN
0017AF           46,700             31       3,269       50,000  OTHER
0017AG          405,517            260      28,403      434,180  DBOF
0017AH           36,613             23       2,564       39,200  FMS
0017AJ          152,241            100      10,659      163,000  WPN
0017AK           56,039             36       3,925       60,000  APN
0017AL           70,050             47       4,903       75,000  O&MN
              ---------          -----     -------    ---------
TOTAL         5,529,049          3,564     387,192    5,919,805

0022AA          819,101            524      57,375      877,000  RDT&E
0022AB                0              0           0            0  FMS
0022AC          348,375            223      24,402      373,000  O&MN
0022AD          962,000            616      67,384    1,030,000  OPN
0022AE           93,398             60       6,542      100,000  SCN
0022AF                0              0           0            0  DBOF
0022AG           34,557             22       2,421       37,000  WPN
0022AH                0              0           0            0  APN
              ---------          -----     -------    ---------
TOTAL         2,257,431          1,445     158,124    2,417,000

SUB-TOTAL
TO DATE      22,384,948         13,733   1,567,174   23,965,855

                                                N00024-90-C-5208
                                                N00024-95-FR-54725
                                                Modification P00128
                                                Page 6 of 7

   ITEM       ESTIMATED       COM        FIXED FEE    AMOUNT        CATEGORY
SUB
TOTAL        22,384,948         13,733  1,567,174   23,965,855

0023AA          513,221            330     35,949      549,500   RDT&E
0023AB          322,224            206     22,570      345,000   O&MN
                -------            ---     ------      -------
SUB             835,445            536     58,519      894,500
TOTAL

0024AA                0              0          0            0   RDT&E
0024AB           37,359             24      2,617       40,000   O&MN
0024AC          803,225            514     56,261      860,000   SCN
0024AD           46,699             30      3,271       50,000   FMS
                -------            ---     ------      -------
SUB             887,283            568     62,149      950,000
TOTAL

0025AA          205,476            132     14,392      220,000   RDT&E
0025AB                0              0          0            0   O&MN
                -------            ---     ------      -------
SUB             205,476            132     14,392      220,000
TOTAL

0026AA          216,682            139     15,179      232,000   RDT&E
0026AB          359,527            285     25,188      385,000   SCN
0026AC           91,997             59      6,444       98,500   OPN
0026AD          800,423            512     56,065      857,000   O&MN
0026AE           18,680             12      1,308       20,000   FMS
0026AF           18,680             12      1,308       20,000   OTHER
0026AG           58,374             37      4,089       62,500   DBOF
0026AH            9,340              6        654       10,000   DOD-R&D
              ---------          -----    -------    ---------
SUB           1,573,703          1,062    110,235    1,685,000
TOTAL

0027            555,272          4,395     38,869      598,536
                -------          -----     ------      -------
SUB             555,272          4,395     38,869      598,536
TOTAL

0028AA        1,008,699            646      70,655    1,080,000  O&MN
0028AB        1,418,716            909      99,375    1,519,000  RDT&E,N
0028AC          798,552            513      55,935      855,000  SCN
0028AD        1,428,991            916     100,093    1,530,000  OPN
0028AE                0              0           0            0  WPN
0028AF                0              0           0            0  APN
0028AG                0              0           0            0  FMS
0028AH                0              0           0            0  DBOF
0028AJ                0              0           0            0  OTHER
              ---------          -----     -------    ---------
SUB           4,654,958          2,984     326,058    4,984,000
TOTAL

SUB
TOTAL TO     31,097,085         23,410   2,177,396   33,297,891
DATE

                                                N00024-90-C-5208
                                                N00024-95-FR-54725
                                                Modification P00128
                                                Page 7 of 7

   ITEM        ESTIMATED        COM       FIXED FEE    AMOUNT        CATEGORY
SUB
TOTAL         31,097,085         23,410   2,177,396   33,297,891

0029AA           283,650            182      19,868      303,700  O&MN
0029AB           396,940            255      27,805      425,000  RDT&E,N
0029AC                 0              0           0            0  SCN
0029AD                 0              0           0            0  OPN
0029AE                 0              0           0            0  WPN
0029AF                 0              0           0            0  APN
0029AG                 0              0           0            0  FMS
0029AH                 0              0           0            0  DBOF
0029AJ                 0              0           0            0  OTHER
0029AK            37,359             24       2,617       40,000  DOD (R&D)
TOTAL            717,949            461      50,290      768,700

0030AA                 0              0           0            0  O&MN
0030AB                 0              0           0            0  RDT&E,N
0030AC                 0              0           0            0  SCN
0030AD                 0              0           0            0  OPN
0030AE                 0              0           0            0  WPN
0030AF                 0              0           0            0  APN
0030AG                 0              0           0            0  FMS
0030AH                 0              0           0            0  DBOF
0030AJ                 0              0           0            0  OTHER
                       -              -           -            -
TOTAL                  0              0           0            0

SUB-TOTAL
TO DATE       31,815,034         23,871   2,227,686   34,066,591

B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

                                                          Page: 1 of 1
---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)   2. SUPPL PIN      3. DATE EFFECTIVE
                                                 YR.    MO.    DA.
    N0002490C5208              P00128            95  |  06  |  20
---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
---------------------------------------------------------------------------

 A        N0002495RA01D4D               0029      AA


---------------------------------------------------------------------------

---------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           Ser TI-95-X18
           N0002495FR54725
------------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
------------------------------------------------------------------------------------------------------------------------------------

  MD    1751804         1D4D    000      SA      SDF   0       068342   2D      000000   14D1F         ETS    0000        88,700.00


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL           88,700.00
------------------------------------------------------------------------------------------------------------------------------------



17. FINANCIAL MANAGER                              18. COMPTROLLER CLEARANCE
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                      DATE                OBLIGATION OF FUNDS IS AUTHORIZED      SIGNATURE                      DATE
                               6/20/95             IN AMOUNTS SHOWN IN COLUMN 16 ABOVE                                  AUG 09 1995
/S/ CAPT B.R. FREUND, PEO(TAD)D2A                                                         /S/ J.L. GARRIS
                                                                                          BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)

NESECVJO 4270/7 (5/84)
---------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                             |1. CONTRACT ID CODE       |PAGE OF PAGES
                                                                               |                          |  1   |   7
---------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.   | 3. EFFECTIVE DATE    |4. REQUISITION/PURCHASE REQ. NO. | 5. PROJECT NO. (If applicable)
      POO127                    |    SEE BLK 16C.      |   NOOO24-95-FR-54722            |    5-03KF-54722
---------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE    |    NOOO24            |7. ADMINISTERED BY (If other than Item 6)     CODE  |  S3305A
   NAVAL SEA SYSTEMS COMMAND     --------------------- |   DCMAO BUFFALO                                     --------------
   BUYER/SYMBOL: S. JONES/SEA 02522J                   |   1103 FEDERAL BUILDING
   2531 JEFFERSON DAVIS HIGHWAY                        |   111 W. HURON STREET
   ARLINGTON VA 22242-5160                             |   BUFFALO, NY 14202
   PHONE: Area Code 703/602-7904                       |
---------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)   | (X)  |9A. AMENDMENT OF SOLICITATION NO.
                                                                              |------|
   CEC NO: 789995610                                                          |      |-------------------------------------
                                                                              |      |9B. DATED (SEE ITEM 11)
   COMPTEK FEDERAL SYSTEMS, INC.                                              |      |
   2732 TRANSIT ROAD                                                          |      |-------------------------------------
   BUFFALO, NY 14224-2523                                                     |      |10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                              |      |    N00024-90-C-5208
   TIN NO: 16-1411419                                                         |  X   |-------------------------------------
-------------------------------------------------------------------------------      |10B. DATED (SEE ITEM 13)
CODE  OTTJ6                    |FACILITY CODE                                 |      |    90 MAR 30
---------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------
[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                   [ ] is extended,  [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA
      SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS
----------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------
   |A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
   |   CONTRACT ORDER NO. IN ITEM 10A.
   |
---|------------------------------------------------------------------------------------------------------------------------
   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office,
   |   appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).
   |
---|------------------------------------------------------------------------------------------------------------------------
   |C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
   |
---|------------------------------------------------------------------------------------------------------------------------
   |D. OTHER (Specify type of modification and authority)
X  |       UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE
----------------------------------------------------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.

----------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                             SEE ATTACHED.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                  |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                               |             RICHARD L. SWIETER
                                                               |             CONTRACTING OFFICER
----------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                  |15C. DATE SIGNED     |16B. UNITED STATES OF AMERICA              |16C. DATE SIGNED
                                         |                     | By /s/ RICHARD L. SWIETER                 |
---------------------------------------  |                     |    ---------------------------------------|
(Signature of person authorized to sign) |                     |    (Signature of Contracting Officer)     | SEP 05 1995
----------------------------------------------------------------------------------------------------------------------------
PREVIOUS EDITION UNUSABLE                       30-105                                       STANDARD FORM 30 (REV. 10-83)
                                                                                             Prescribed by GSA


                                                             N00024-90-C-5208
                                                             N00024-95-FR-54722
                                                             Modification P00127
                                                             Page 2 of 7


A. The purpose of this modification is to (a) create new Subline Item, and (b) make administrative changes to P00112 and (c) provide additional funds under CLIN 0029 in the amount of $120,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follow:

1. On page 3 of 41, P00108 SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS, after Subline Item 0029AJ add the following new Subline Item.

        0029AK -    Perform Research and Development Reliability,
                    Maintainability and Quality Engineering (DOD-R&D Research & Development)

2. On page 23, of Basic Contract under SECTION F - DELIVERIES OR PERFORMANCE paragraph beginning with "Items 0028 (0028AA through 0028AK), 0029 (0029AA through 0029AK) and 0030 (0030AA through 0030AK)...." delete in its entirety and substitute

   Items 0028 (0028AA through 0028AK), 0029 (0029AA through 0029AK) and 0030
(0030AA through 0030AK) - (if options are exercised - For a period of six (6) months beginning with the date the base yr. (0028) is exercised and two three
(3) month options (0029 and 0030) beginning with the date the option is exercised, the Contractor shall perform the work described in Section C, at the level of effort specified herein.

3. Modification P00112 Page 7 of 7 the Sub Total and Sub Total To Date should read as follows:

   Estimated              Com             Fixed Fee                Amount
   ----------            ------           ---------              ----------
   29,114,246            22,138           2,038,507              31,174,891

4. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028,
0029, and 0030 of the attached accounting data sheets, funding under this contract is increased by $120,000.00 apportioned as follows:

                      EST                        FIXED
       ITEM          COST          COM           FEE           TOTAL
       ------      -------         ---           -----        -------
       0029AB       74,718         48            5,234         80,000
       0029AK       37,359         24            2,617         40,000
                   -------         --            -----        -------
                   112,077         72            7,851        120,000

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54722
                                                             Modification P00127
                                                             Page 3 of 7

5. Accordingly the amount funded to date is increased by $120,000.00 from $33,857,891,00 to a new total of $33,977,891.00 apportioned as follows:

                     EST
       ITEM          COST         COM    FIXED FEE     TOTAL       CATEGORY
       ------      ---------      ---     -------    ----------   ----------
       0001AA      1,284,239      763      89,898     1,374,900   RDT&E,N
       0001AB         84,066       50       5,884        90,000   MS
       0001AC        611,810      365      42,825       655,000   O&MN
       0001AD        672,523      401      47,076       720,000   OPN
       0001AE        186,812      111      13,077       200,000   SCN
       0001AH        233,514      141      16,345       250,000   OTHER AGENCY
       0004AC         46,703       28       3,269        50,000   SCN
       0005AA         46,703       28       3,269        50,000   RDT&E
       0005AB        802,358      477      56,165       859,000   SCN
       0005AD        513,733      306      35,961       550,000   OTHER AGENCY
       0007AA        842,803      500      58,997       902,300   RDT&E
       0007AB        119,558       73       8,369       128,000   FMS
       0007AC        520,272      309      36,419       557,000   O&MN
       0007AD        817,303      486      57,211       875,000   OPN
       0007AE        910,710      540      63,750       975,000   SCN
       0007AF        382,965      228      26,807       410,000   DBOF
       0007AG         56,044       33       3,923        60,000   NAVAIR RDT&E
       0007AH        289,559      172      20,269       310,000   SPAWAR OPN
       0007AJ         46,703       28       3,269        50,000   NAVAIR NG
       0007AK        373,624      222      26,154       400,000   NAVAIR MS
       THRU
       0007AS
       0011AB        168,131      100      11,769       180,000   SCN
       0011AD        177,472      105      12,423       190,000   SPAWAR RDT&E
       0011AE        158,790       94      11,116       170,000   SCN
                   ---------    -----     -------    ----------
       SUB TOTAL   9,346,395    5,560     654,245    10,006,200
       TO DATE

                                                N00024-90-C-5208
                                                N00024-95-FR-54722
                                                Modification P00127
                                                Page 4 of 7

   ITEM       ESTIMATED     COM    FIXED FEE     AMOUNT        CATEGORY
SUB-TOTAL     9,346,395      5,560    654,245   10,006,200

0012AA          760,704        462     53,234      814,400  O&MN
0012AB        1,358,597        817     95,086    1,454,500  RDT&E
0012AC           94,531         57      6,616      101,204  MS
0012AD        1,516,903        907    106,190    1,624,000  OPN
0012AF           14,945          9      1,046       16,000  MS
0012AG           35,303         21      2,472       37,796  MS
0012AH           18,681         11      1,308       20,000  MS
0012AJ           18,681         11      1,308       20,000  MS
0012AK           23,351         14      1,635       25,000  MS
0012AL           84,064         50      5,886       90,000  MS
0012AM           42,032         25      2,943       45,000  MS
0012AN           42,032         25      2,943       45,000  FMS
0012AP           82,196         49      5,755       88,000  SPAWAR/OPN
0012AQ          240,053        144     16,803      257,000  DBOF
0012AR            4,670          3        327        5,000  OTHER
0012AS          102,695         67      7,188      109,950  OTHER/DBOF
              ---------      -----    -------    ---------
SUB-TOTAL     4,439,438      2,672    310,740    4,752,850

SUB-TOTAL
TO DATE      13,785,833      8,232    964,985   14,759,050

                                                N00024-90-C-5208
                                                N00024-95-FR-54722
                                                Modification P00127
                                                Page 5 of 7

   ITEM       ESTIMATED       COM        FIXED FEE    AMOUNT        CATEGORY
SUB
TOTAL        13,785,833          8,232     964,985   14,759,050

0012AT          112,087             67       7,846      120,000  MS
0012AU          112,087             67       7,846      120,000  FMS
0012AV           51,373             31       3,596       55,000  FMS
0012AW           18,681             11       1,308       20,000  MS
0012AX           46,703             28       3,269       50,000  MS
0012AY           46,703             28       3,269       50,000  FMS
0012AZ           18,681             11       1,308       20,000  MS
0012BA            4,670              3         327        5,000  MS
0012BB          168,130            101      11,769      180,000  FMS
0013AA          233,520            145      16,335      250,000  OPN
                -------            ---      ------      -------
TOTAL           812,635            492      56,873      870,000

0017AA        1,071,486            693      75,046    1,147,225  RDT&E
0017AC          369,859            241      25,900      396,000  O&MN
0017AD        1,499,061            962     104,977    1,605,000  OPN
00l7AE        1,821,483          1,171     127,546    1,950,200  SCN
0017AF           46,700             31       3,269       50,000  OTHER
0017AG          405,517            260      28,403      434,180  DBOF
0017AH           36,613             23       2,564       39,200  FMS
0017AJ          152,241            100      10,659      163,000  WPN
0017AK           56,039             36       3,925       60,000  APN
0017AL           70,050             47       4,903       75,000  O&MN
              ---------          -----     -------    ---------
TOTAL         5,529,049          3,564     387,192    5,919,805

0022AA          819,101            524      57,375      877,000  RDT&E
0022AB                0              0           0            0  FMS
0022AC          348,375            223      24,402      373,000  O&MN
0022AD          962,000            616      67,384    1,030,000  OPN
0022AE           93,398             60       6,542      100,000  SCN
0022AF                0              0           0            0  DBOF
0022AG           34,557             22       2,421       37,000  WPN
0022AH                0              0           0            0  APN
              ---------          -----     -------    ---------
TOTAL         2,257,431          1,445     158,124    2,417,000

SUB-TOTAL
TO DATE      22,384,948         13,733   1,567,174   23,965,855

                                                N00024-90-C-5208
                                                N00024-95-FR-54722
                                                Modification P00127
                                                Page 6 of 7

   ITEM       ESTIMATED       COM        FIXED FEE    AMOUNT        CATEGORY
SUB
TOTAL        22,384,948         13,733  1,567,174   23,965,855

0023AA          513,221            330     35,949      549,500   RDT&E
0023AB          322,224            206     22,570      345,000   O&MN
                -------            ---     ------      -------
SUB             835,445            536     58,519      894,500
TOTAL

0024AA                0              0          0            0   RDT&E
0024AB           37,359             24      2,617       40,000   O&MN
0024AC          803,225            514     56,261      860,000   SCN
0024AD           46,699             30      3,271       50,000   MS
                -------            ---     ------      -------
SUB             887,283            568     62,149      950,000
TOTAL

0025AA          205,476            132     14,392      220,000   RDT&E
0025AB                0              0          0            0   O&MN
                -------            ---     ------      -------
SUB             205,476            132     14,392      220,000
TOTAL

0026AA          216,682            139     15,179      232,000   RDT&E
0026AB          359,527            285     25,188      385,000   SCN
0026AC           91,997             59      6,444       98,500   OPN
0026AD          800,423            512     56,065      857,000   O&MN
0026AE           18,680             12      1,308       20,000   MS
0026AF           18,680             12      1,308       20,000   OTHER
0026AG           58,374             37      4,089       62,500   DBOF
0026AH            9,340              6        654       10,000   DOD-R&D
              ---------          -----    -------    ---------
SUB           1,573,703          1,062    110,235    1,685,000
TOTAL

0027            555,272          4,395     38,869      598,536
                -------          -----     ------      -------
SUB             555,272          4,395     38,869      598,536
TOTAL

0028AA        1,008,699            646     70,655    1,080,000   O&MN
0028AB        1,418,716            909     99,375    1,519,000   RDT&E,N
0028AC          798,552            513     55,935      855,000   SCN
0028AD        1,428,991            916    100,093    1,530,000   OPN
0028AE                0              0          0            0   WPN
0028AF                0              0          0            0   APN
0028AG                0              0          0            0   MS
0028AH                0              0          0            0   DBOF
0028AJ                0              0          0            0   OTHER
              ---------          -----    -------    ---------
SUB           4,654,958          2,984    326,058    4,984,000
TOTAL

SUB
TOTAL TO     31,097,085         23,410  2,177,396   33,297,891
DATE

                                                N00024-90-C-5208
                                                N00024-95-FR-54722
                                                Modification P00127
                                                Page 7 of 7

   ITEM        ESTIMATED        COM       FIXED FEE    AMOUNT        CATEGORY
SUB
TOTAL         31,097,085         23,410   2,177,396   33,297,891

0029AA           200,806            129      14,065      215,000  O&MN
0029AB           396,940            255      27,805      425,000  RDT&E,N
0029AC                 0              0           0            0  SCN
0029AD                 0              0           0            0  OPN
0029AE                 0              0           0            0  WPN
0029AF                 0              0           0            0  APN
0029AG                 0              0           0            0  FMS
0029AH                 0              0           0            0  DBOF
0029AJ                 0              0           0            0  OTHER
0029AK            37,359             24       2,617       40,000  DOD (R&D)
TOTAL            635,105            408      44,487      680,000

0030AA                 0              0           0            0  O&MN
0030AB                 0              0           0            0  RDT&E,N
0030AC                 0              0           0            0  SCN
0030AD                 0              0           0            0  OPN
0030AE                 0              0           0            0  WPN
0030AF                 0              0           0            0  APN
0030AG                 0              0           0            0  FMS
0030AH                 0              0           0            0  DBOF
0030AJ                 0              0           0            0  OTHER
                       -              -           -            -
TOTAL                  0              0           0            0

SUB-TOTAL
TO DATE       31,732,190         23,818   2,221,883   33,977,891

B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)   2. SUPPL PIN      3. DATE EFFECTIVE
                                                 YR.    MO.    DA.
    N0002490C5208              P00127                |      |
---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
---------------------------------------------------------------------------

 A        N0002495AFE15YK               0029      AB


---------------------------------------------------------------------------

---------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           N0002495FR54722
           95-TI-XX04
------------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
------------------------------------------------------------------------------------------------------------------------------------

  KH    1751319         15YK    000      SA      SDF   0       068342   2D      980510   U1604         ETS    0010      $ 80,000.00


        APPLICABLE PROGRAM ELEMENT: 0604518N




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $ 80,000.00
------------------------------------------------------------------------------------------------------------------------------------
17. FINANCIAL MANAGER                              18. COMPTROLLER CLEARANCE
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                      DATE                OBLIGATION OF FUNDS IS AUTHORIZED      SIGNATURE                     DATE
                               15 MAY 95           IN AMOUNTS SHOWN IN COLUMN 16 ABOVE                                  AUG 30 1995

/S/ CAPT. BRUCE R. FREUND                                                                 /S/ J. L. GARRIS
    PEO(TAD)-D2A                                                                          BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)

---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)   2. SUPPL PIN      3. DATE EFFECTIVE
                                                 YR.    MO.    DA.
    N0002490C5208              POO127                |      |
---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
---------------------------------------------------------------------------

 A        N0002495PDB0274               0029      AK


---------------------------------------------------------------------------

---------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           N0002495FR54722
           95-TI-XX04
------------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
------------------------------------------------------------------------------------------------------------------------------------

  MF    9750400         8AAC    000      3H      SDF   0       068342   2D      000000   32512         000    0020      $ 40,000.00


        APPLICABLE PROGRAM ELEMENT: 0603872C



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $ 40,000.00
------------------------------------------------------------------------------------------------------------------------------------
17. FINANCIAL MANAGER                              18. COMPTROLLER CLEARANCE
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                      DATE                OBLIGATION OF FUNDS IS AUTHORIZED      SIGNATURE                     DATE
                               28 JUN 95           IN AMOUNTS SHOWN IN COLUMN 16 ABOVE                                  AUG 30 1995

/S/ CAPT. BRUCE R. FREUND                                                                 /S/ J. L. GARRIS
    PEO(TAD)-D2A                                                                          BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)

NESECVJO 4270/7 (5/84)
---------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                             |1. CONTRACT ID CODE       |PAGE OF PAGES
                                                                               |                          |  1   |   7
---------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.   | 3. EFFECTIVE DATE    |4. REQUISITION/PURCHASE REQ. NO. | 5. PROJECT NO. (If applicable)
      POO126                    |    SEE BLK 16C.      |   NOOO24-95-FR-54721            |    5-03KF-54721
---------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE    |    NOOO24            |7. ADMINISTERED BY (If other than Item 6)     CODE  |  S3305A
   NAVAL SEA SYSTEMS COMMAND     --------------------- |   DCMAO BUFFALO                                     --------------
   BUYER/SYMBOL: S. JONES/SEA 02522J                   |   1103 FEDERAL BUILDING
   2531 JEFFERSON DAVIS HIGHWAY                        |   111 W. HURON STREET
   ARLINGTON VA 22242-5160                             |   BUFFALO, NY 14202
   PHONE: Area Code 703/602-7904                       |
---------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)   | (X)  |9A. AMENDMENT OF SOLICITATION NO.
                                                                              |------|
   CEC NO: 789995610                                                          |      |-------------------------------------
                                                                              |      |9B. DATED (SEE ITEM 11)
   COMPTEK FEDERAL SYSTEMS, INC.                                              |      |
   2732 TRANSIT ROAD                                                          |      |-------------------------------------
   BUFFALO, NY 14224-2523                                                     |      |10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                              |      |    N00024-90-C-5208
   TIN NO: 16-1411419                                                         |  X   |-------------------------------------
-------------------------------------------------------------------------------      |10B. DATED (SEE ITEM 13)
CODE  OTTJ6                    |FACILITY CODE                                 |      |    90 MARCH 30
---------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------
[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                   [ ] is extended,  [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change and offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA
         SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS
----------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------
(X)|A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
---|   CONTRACT ORDER NO. IN ITEM 10A.
   |
---|------------------------------------------------------------------------------------------------------------------------
   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office,
   |   appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).
   |
---|------------------------------------------------------------------------------------------------------------------------
   |C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
   |
---|------------------------------------------------------------------------------------------------------------------------
   |D. OTHER (Specify type of modification and authority)
X  |        UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE
----------------------------------------------------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.

----------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                             SEE ATTACHED.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                  |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                               |             RICHARD L. SWIETER
                                                               |             CONTRACTING OFFICER
----------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                  |15C. DATE SIGNED     |16B. UNITED STATES OF AMERICA              |16C. DATE SIGNED
                                         |                     | By /s/ RICHARD L. SWIETER                 |
---------------------------------------  |                     |    ---------------------------------------|
(Signature of person authorized to sign) |                     |    (Signature of Contracting Officer)     |  AUG 24 1995
----------------------------------------------------------------------------------------------------------------------------
PREVIOUS EDITION UNUSABLE                       30-105                                       STANDARD FORM 30 (REV. 10-83)
                                                                                             Prescribed by GSA


                                                             N00024 -90-C-5208
                                                             N00024-95-FR-54721
                                                             Modification P00126
                                                             Page 2 of 7

A. The purpose of this modification is to provide additional funds under CLIN 0028 in the amount of $40,000,00, Accordingly, Contract N00024-90-C-5208 is modified as follow:

1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028,
0029, and 0030 of the attached accounting data sheet, funding under this contract is increased by $40,000.00 apportioned as follows:

                      EST                        FIXED
       ITEM          COST          COM            FEE         TOTAL
       ------       ------         ---           -----        ------
       0028AC       37,359         24            2,617        40,000





                   REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54721
                                                 Modification P00126
                                                 Page 3 of 7

           ITEM     ESTIMATED   COM    FIXED FEE  AMOUNT      CATEGORY
       SUB - TOTAL 9,346,395    5,560   654,245 10,006,200

         0012AA      760,704      462    53,234    814,400    O&MN
         0012AB    1,358,597      817    95,086  1,454,500    RDT&E
         0012AC       94,531       57     6,616    101,204    FMS
         0012AD    1,516,903      907   106,190  1,624,000    OPN
         0012AF       14,945        9     1,046     16,000    FMS
         0012AG       35,303       21     2,472     37,796    FMS
         0012AH       18,681       11     1,308     20,000    FMS
         0012AJ       18,681       11     1,308     20,000    FMS
         0012AK       23,351       14     1,635     25,000    FMS
         0012AL       84,064       50     5,886     90,000    FMS
         0012AM       42,032       25     2,943     45,000    FMS
         0012AN       42,032       25     2,943     45,000    FMS
         0012AP       82,196       49     5,755     88,000    SPAWAR/OPN
         0012AQ      240,053      144    16,803    257,000    DBOF
         0012AR        4,670        3       327      5,000    OTHER
         0012AS      102,695       67     7,188    109,950    OTHER/DBOF
                   ---------    -----   -------  ---------
       SUB - TOTAL 4,439,438    2,672   310,740  4,752,850

       SUB - TOTAL
       TO DATE    13,785,833    8,232   964,985 14,759,050

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54721
                                                             Modification P00126
                                                             Page 4 of 7

       2. Accordingly the amount funded to date is increased by $40,000.00 from $33,817,891.00 to a new total of $33,857,891.00 apportioned as follows:

                           EST
               ITEM        COST        COM    FIXED FEE     TOTAL    CATEGORY
               ------    ---------     ----    -------   ----------  ---------
               0001AA    1,284,239       763    89,898    1,374,900  RDT&E,N
               0001AB       84,066        50     5,884       90,000  FMS
               000lAC      611,810       365    42,825      655,000  O&MN
               0001AD      672,523       401    47,076      720,000  OPN
               0001AE      186,812       111    13,077      200,000  SCN
               0001AH      233,514       141    16,345      250,000  OTHER AGENCY
               0004AC       46,703        28     3,269       50,000  SCN
               0005AA       46,703        28     3,269       50,000  RDT&E
               0005AB      802,358       477    56,165      859,000  SCN
               0005AD      513,733       306    35,961      550,000  OTHER AGENCY
               0007AA      842,803       500    58,997      902,300  RDT&E
               0007AB      119,558        73     8,369      128,000  FMS
               0007AC      520,272       309    36,419      557,000  O&MN
               0007AD      817,303       486    57,211      875,000  OPN
               0007AE      910,710       540    63,750      975,000  SCN
               0007AF      382,965       228    26,807      410,000  DBOF
               0007AG       56,044        33     3,923       60,000  NAVAIR RDT&E
               0007AH      289,559       172    20,269      310,000  SPAWAR OPN
               0007AJ       46,703        28     3,269       50,000  NAVAIR NG
               0007AK      373,624       222    26,154      400,000  NAVAIR EMS
               THRU
               0007AS
               0011AB      168,131       100    11,769      180,000  SCN
               0011AD      177,472       105    12,423      190,000  SPAWAR RDT&E
               0011AE      158,790        94    11,116      170,000  SCN
                         ---------     -----   -------   ----------
               SUB TOTAL 9,346,395     5,560   654,245   10,006,200
               TO DATE

                                                      N00024-90-C-5208
                                                      N00024-95-FR-54721
                                                      Modification P00126
                                                      Page 5 of 7

               ITEM       ESTIMATED    COM    FIXED FEE    AMOUNT      CATEGORY
            SUB
            TOTAL      13,785,833        8,232    964,985   14,759,050

            0012AT        112,087           67      7,846      120,000   FMS
            0012AU        112,087           67      7,846      120,000   FMS
            0012AV         51,373           31      3,596       55,000   FMS
            0012AW         18,681           11      1,308       20,000   FMS
            0012AX         46,703           28      3,269       50,000   FMS
            0012AY         46,703           28      3,269       50,000   FMS
            0012AZ         18,681           11      1,308       20,000   FMS
            0012BA          4,670            3        327        5,000   FMS
            0012BB        168,130          101     11,769      180,000   FMS
            0013AA        233,520          145     16,335      250,000   OPN
                          -------          ---     ------      -------
            TOTAL         812,635          492     56,873      870,000

            0017AA      1,071,486          693     75,046    1,147,225   RDT&E
            0017AC        369,859          241     25,900      396,000   O&MN
            0017AD      1,499,061          962    104,977    1,605,000   OPN
            0017AE      1,821,483        1,171    127,546    1,950,200   SCN
            0017AF         46,700           31      3,269       50,000   OTHER
            0017AG        405,517          260     28,403      434,180   DBOF
            0017AH         36,613           23      2,564       39,200   FMS
            0017AJ        152,241          100     10,659      163,000   WPN
            0017AK         56,039           36      3,925       60,000   APN
            0017AL         70,050           47      4,903       75,000   O&MN
                        ---------        -----    -------    ---------
            TOTAL       5,529,049        3,564    387,192    5,919,805

            0022AA        819,101          524     57,375      877,000   RDT&E
            0022AB              0            0          0            0   FMS
            0022AC        348,375          223     24,402      373,000   O&MN
            0022AD        962,000          616     67,384    1,030,000   OPN
            0022AE         93,398           60      6,542      100,000   SCN
            0022AF              0            0          0            0   DBOF
            0022AG         34,557           22      2,421       37,000   WPN
            0022AH              0            0          0            0   APN
                        ---------        -----    -------    ---------
            TOTAL       2,257,431        1,445    158,124    2,417,000

            SUB - TOTAL
            TO DATE    22,384,948       13,733  1,567,174   23,965,855

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54721
                                                             Modification P00126
                                                             Page 6 of 7

           ITEM     ESTIMATED     COM      FIXED FEE  AMOUNT     CATEGORY
         SUB
         TOTAL    22,384,948       13,733  1,567,174  23,965,855

         0023AA      513,221          330     35,949     549,500  RDT&E
         0023AB      322,224          206     22,570     345,000  O&MN
                     -------          ---     ------     -------
         SUB         835,445          536     58,519     894,500
         TOTAL

         0024AA            0            0          0           0  RDT&E
         0024AB       37,359           24      2,617      40,000  O&MN
         0024AC      803,225          514     56,261     860,000  SCN
         0024AD       46,699           30      3,271      50,000  FMS
                     -------          ---     ------     -------
         SUB         887,283          568     62,149     950,000
         TOTAL

         0025AA      205,476          132     14,392     220,000  RDT&E
         0025AB            0            0          0           0  O&MN
                     -------          ---     ------     -------
         SUB         205,476          132     14,392     220,000
         TOTAL

         0026AA      216,682          139     15,179     232,000  RDT&E
         0026AB      359,527          285     25,188     385,000  SCN
         0026AC       91,997           59      6,444      98,500  OPN
         0026AD      800,423          512     56,065     857,000  O&MN
         0026AF       18,680           12      1,308      20,000  FMS
         0026AF       18,680           12      1,308      20,000  OTHER
         0026AG       58,374           37      4,089      62,500  DBOF
         0026AH        9,340            6        654      10,000  DOD-R&D
                   ---------        -----    -------   ---------
         SUB       1,573,703        1,062    110,235   1,685,000
         TOTAL

         0027        555,272        4,395     38,869     598,536
                     -------        -----     ------     -------
         SUB         555,272        4,395     38,869     598,536
         TOTAL

         0028AA    1,008,699          646     70,655   1,080,000  O&MN
         0028AB    1,418,716          909     99,375   1,519,000  RDT&E,N
         0028AC      798,552          513     55,935     855,000  SCN
         0028AD    1,428,991          916    100,093   1,530,000  OPN
         0026AF            0            0          0           0  WPN
         0028AF            0            0          0           0  APN
         0028AG            0            0          0           0  FMS
         0026AH            0            0          0           0  DBOF
         0028AJ            0            0          0           0  OTHER
                   ---------        -----    -------   ---------
         SUB       4,654,958        2,984    326,058   4,984,000
         TOTAL

         SUB
         TOTAL TO 31,097,085       23,410  2,177,396  33,297,891
         DATE

                                                  N00024-90-C-5208
                                                  N00024-95-FR-54721
                                                  Modification P00126
                                                  Page 7 of 7

            ITEM      ESTIMATED     COM     FIXED FEE   AMOUNT      CATEGORY
         SUB
         TOTAL     31,097,085       23,410 2,177,396   33,297,891

         0029AA       200,806          129    14,065      215,000  O&MN
         0029AB       322,222          207    22,571      345,000  RDT&E,N
         0029AC             0            0         0            0  SCN
         0029AD             0            0         0            0  OPN
         0029AE             0            0         0            0  WPN
         0029AF             0            0         0            0  APN
         0029AG             0            0         0            0  FMS
         0029AH             0            0         0            0  DBOF
         0029AJ             0            0         0            0  OTHER
                      -------          ---    ------      -------
         TOTAL        523,028          336    36,636      560,000

         0030AA             0            0         0            0  O&MN
         0030AB             0            0         0            0  RDT&E,N
         0030AC             0            0         0            0  SCN
         0030AD             0            0         0            0  OPN
         0030AE             0            0         0            0  WPN
         0030AF             0            0         0            0  APN
         0030AG             0            0         0            0  FMS
         0030AH             0            0         0            0  DBOF
         0030AJ             0            0         0            0  OTHER
                            -            -         -            -
         TOTAL              0            0         0            0

         SUB-TOTAL
         TO DATE   31,620,113       23,746 2,214,032   33,857,891

         B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)   2. SUPPL PIN      3. DATE EFFECTIVE
                                                 YR.    MO.    DA.
    N0002490C5208              P00126                |      |
---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
---------------------------------------------------------------------------

 C        N0002493PD83012               0028      AC


---------------------------------------------------------------------------

---------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           N0002495FR54721
           TI-95-X52
------------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
------------------------------------------------------------------------------------------------------------------------------------

  BB    1731611         8598    000      WB      WEH   0       068342   2D      000000   21979         543    0090      $ 40,000.00


        OWLD:  AOE 10 (21979) 30 NOV 98

        This document conveys authority to obligate -0- dollars within the FY 93 CAAS funding limitation.

                    FY 93 EXT-Funds cited are authorized
                    in accordance with PL      102-396
                                          --------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $ 40,000.00
------------------------------------------------------------------------------------------------------------------------------------
17. FINANCIAL MANAGER                              18. COMPTROLLER CLEARANCE
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                      DATE                OBLIGATION OF FUNDS IS AUTHORIZED      SIGNATURE                      DATE
                               6/6/95              IN AMOUNTS SHOWN IN COLUMN 16 ABOVE                                  JUL 19 1995
/S/ Harry Ampagoomian, SEA 03K11                                                          /S/ M. R. WAGNER
                                                                                          BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)

NESECVJO 4270/7 (5/84)
---------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                             |1. CONTRACT ID CODE       |PAGE OF PAGES
                                                                               |                          |  1   |   7
---------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.   | 3. EFFECTIVE DATE    |4. REQUISITION/PURCHASE REQ. NO. | 5. PROJECT NO. (If applicable)
      POO125                    |    SEE BLK 16C.      |   NOOO24-95-FR-54720            |    5-03KF-54720
---------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE    |    NOOO24            |7. ADMINISTERED BY (If other than Item 6)     CODE  |  S3305A
   NAVAL SEA SYSTEMS COMMAND     --------------------- |   DCMAO BUFFALO                                     --------------
   BUYER/SYMBOL: S. JONES/SEA 02522J                   |   1103 FEDERAL BUILDING
   2531 JEFFERSON DAVIS HIGHWAY                        |   111 W. HURON STREET
   ARLINGTON VA 22242-5160                             |   BUFFALO, NY 14202
   PHONE: Area Code 703/602-7904                       |
---------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)   | (X)  |9A. AMENDMENT OF SOLICITATION NO.
                                                                              |------|
   CEC NO: 789995610                                                          |      |-------------------------------------
                                                                              |      |9B. DATED (SEE ITEM 11)
   COMPTEK FEDERAL SYSTEMS, INC.                                              |      |
   2732 TRANSIT ROAD                                                          |      |-------------------------------------
   BUFFALO, NY 14224-2523                                                     |      |10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                              |      |    N00024-90-C-5208
   TIN NO: 16-1411419                                                         |  X   |-------------------------------------
-------------------------------------------------------------------------------      |10B. DATED (SEE ITEM 13)
CODE  OTTJ6                    |FACILITY CODE                                 |      |    90 MAR 30
---------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------
[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                   [ ] is extended,  [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change and offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA
        SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS
----------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------
   |A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
   |   CONTRACT ORDER NO. IN ITEM 10A.
   |
---|------------------------------------------------------------------------------------------------------------------------
   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office,
   |   appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).
   |
---|------------------------------------------------------------------------------------------------------------------------
   |C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
   |
---|------------------------------------------------------------------------------------------------------------------------
   |D. OTHER (Specify type of modification and authority)
X  |       UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE
----------------------------------------------------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.

----------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                             SEE ATTACHED.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                  |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                               |             RICHARD L. SWIETER
                                                               |             CONTRACTING OFFICER
----------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                  |15C. DATE SIGNED     |16B. UNITED STATES OF AMERICA              |16C. DATE SIGNED
                                         |                     | By /s/ RICHARD L. SWIETER                 |
---------------------------------------  |                     |    ---------------------------------------|
(Signature of person authorized to sign) |                     |    (Signature of Contracting Officer)     |   AUG 24 1995
----------------------------------------------------------------------------------------------------------------------------
PREVIOUS EDITION UNUSABLE                       30-105                                       STANDARD FORM 30 (REV. 10-83)
                                                                                             Prescribed by GSA


                                                             N00024-90-C-5208
                                                             N00024-95-FR-54720
                                                             Modification P00125
                                                             Page 2 of 7

              A. The purpose of this modification is to provide additional funds under CLIN 0029 in the amount of $220,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follow:

              1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024,
              0025, 0026, 0027, 0028, 0029, and 0030 of the attached accounting data sheets, funding under this contract is increased by $220,000.00 apportioned as follows:

                             EST                    FIXED
                   ITEM      COST         COM        FEE       TOTAL
                   ------  -------        ---      ------     -------

                   0029AB  205,475        132      14,393     220,000





                             REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                             N00024-90-C-5208
                                                             N00024-95-FR-54720
                                                             Modification P00125
                                                             Page 3 of 7

2. Accordingly the amount funded to date is increased by $220,000.00 from $33,597,891.00 to a new total of $33,817,891.00 apportioned as follows:

                     EST
       ITEM          COST          COM    FIXED FEE      TOTAL      CATEGORY
       ------     ---------        ---     -------     ----------  -----------
       0001AA     1,284,239        763      89,898      1,374,900   RDT&E,N
       0001AB        84,066         50       5,884         90,000   FMS
       0001AC       611,810        365      42,825        655,000   O&MN
       0001AD       672,523        401      47,076        720,000   OPN
       0001AE       186,812        111      13,077        200,000   SCN
       0001AH       233,514        141      16,345        250,000   OTHER AGENCY
       0004AC        46,703         28       3,269         50,000   SCN
       0005AA        46,703         28       3,269         50,000   RDT&E
       0005AB       802,358        477      56,165        859,000   SCN
       0005AD       513,733        306      35,961        550,000   OTHER AGENCY
       0007AA       842,803        500      58,997        902,300   RDT&E
       0007AB       119,558         73       8,369        128,000   FMS
       0007AC       520,272        309      36,419        557,000   O&MN
       0007AD       817,303        486      57,211        875,000   OPN
       0007AE       910,710        540      63,750        975,000   SCN
       0007AF       382,965        228      26,807        410,000   DBOF
       0007AG        56,044         33       3,923         60,000   NAVAIR RDT&E
       0007AH       289,559        172      20,269        310,000   SPAWAR OPN
       0007AJ        46,703         28       3,269         50,000   NAVAIR NG
       0007AK       373,624        222      26,154        400,000   NAVAIR FMS
       THRU
       0007AS
       0011AB       168,131        100      11,769        180,000  SCN
       0011AD       177,472        105      12,423        190,000  SPAWAR RDT&E
       0011AE       158,790         94      11,116        170,000  SCN
                  ---------      -----     -------     ----------
       SUB TOTAL  9,346,395      5,560     654,245     10,006,200
       TO DATE

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54720
                                                 Modification P00125
                                                 Page 4 of 7

           ITEM     ESTIMATED   COM    FIXED FEE  AMOUNT      CATEGORY
       SUB-TOTAL   9,346,395    5,560   654,245 10,006,200

         0012AA      760,704      462    53,234    814,400   O&MN
         0012AB    1,358,597      817    95,086  1,454,500   RDT&E
         0012AC       94,531       57     6,616    101,204   FMS
         0012AD    1,516,903      907   106,190  1,624,000   OPN
         0012AF       14,945        9     1,046     16,000   FMS
         0012AG       35,303       21     2,472     37,796   FMS
         0012AH       18,681       11     1,308     20,000   FMS
         0012AJ       18,681       11     1,308     20,000   FMS
         0012AK       23,351       14     1,635     25,000   FMS
         0012AL       84,064       50     5,886     90,000   FMS
         0012AM       42,032       25     2,943     45,000   FMS
         0012AN       42,032       25     2,943     45,000   FMS
         0012AP       82,196       49     5,755     88,000   SPAWAR/OPN
         0012AQ      240,053      144    16,803    257,000   DBOF
         0012AR        4,670        3       327      5,000   OTHER
         0012AS      102,695       67     7,188    109,950   OTHER/DBOF
                   ---------    -----   -------  ---------
       SUB - TOTAL 4,439,438    2,672   310,740  4,752,850
       SUB - TOTAL
       TO DATE    13,785,833    8,232   964,985 14,759,050

                                                 N00024-90-C-5208
                                                 N00024-95-FR-54720
                                                 Modification P00125
                                                 Page 5 of 7

           ITEM      ESTIMATED     COM     FIXED FEE   AMOUNT     CATEGORY
         SUB
         TOTAL     13,785,833        8,232    964,985  14,759,050

         0012AT       112,087           67      7,846     120,000   FMS
         0012AU       112,087           67      7,846     120,000   FMS
         0012AV        51,373           31      3,596      55,000   FMS
         0012AW        18,681           11      1,308      20,000   FMS
         0012AX        46,703           28      3,269      50,000   FMS
         0012AY        46,703           28      3,269      50,000   FMS
         0012AZ        18,681           11      1,308      20,000   FMS
         0012BA         4,670            3        327       5,000   FMS
         0012BB       168,130          101     11,769     180,000   FMS
         0013AA       233,520          145     16,335     250,000   OPN
                      -------          ---     ------     -------
         TOTAL        812,635          492     56,873     870,000

         0017AA     1,071,486          693     75,046   1,147,225   RDT&E
         0017AC       369,859          241     25,900     396,000   O&MN
         0017AD     1,499,061          962    104,977   1,605,000   OPN
         0017AE     1,821,483        1,171    127,546   1,950,200   SCN
         0017AF        46,700           31      3,269      50,000   OTHER
         0017AG       405,517          260     28,403     434,180   DBOF
         0017AH        36,613           23      2,564      39,200   FMS
         0017AJ       152,241          100     10,659     163,000   WPN
         0017AK        56,039           36      3,925      60,000   APN
         0017AL        70,050           47      4,903      75,000   O&MN
                    ---------        -----    -------   ---------
         TOTAL      5,529,049        3,564    387,192   5,919,805

         0022AA       819,101          524     57,375     877,000   RDT&E
         0022AB             0            0          0           0   FMS
         0022AC       348,375          223     24,402     373,000   O&MN
         0022AD       962,000          616     67,384   1,030,000   OPN
         0022AE        93,398           60      6,542     100,000   SCN
         0022AF             0            0          0           0   DBOF
         0022AG        34,557           22      2,421      37,000   WPN
         0022AH             0            0          0           0   APN
                    ---------        -----    -------   ---------
         TOTAL      2,257,431        1,445    158,124   2,417,000

         SUB - TOTAL
         TO DATE   22,384,948       13,733  1,567,174  23,965,855

                                                N00024-90-C-5208
                                                N00024-95-FR-54720
                                                Modification P00125
                                                Page 6 of 7

   ITEM       ESTIMATED       COM        FIXED FEE    AMOUNT       CATEGORY
SUB
TOTAL        22,384,948        13,733    1,567,174   23,965,855

0023AA          513,221           330       35,949      549,500  RDT&E
0023AB          322,224           206       22,570      345,000  O&MN
                -------           ---       ------      -------
SUB             835,445           536       58,519      894,500
TOTAL

0024AA                0              0           0            0  RDT&E
0024AB           37,359             24       2,617       40,000  O&MN
0024AC          803,225            514      56,261      860,000  SCN
0024AD           46,699             30       3,271       50,000  FMS
                -------            ---      ------      -------
SUB             887,283            568      62,149      950,000
TOTAL

0025AA          205,476            132      14,392      220,000  RDT&E
0025AB                0              0           0            0  O&MN
                -------            ---      ------      -------
SUB             205,476            132      14,392      220,000
TOTAL

0026AA          216,682            139      15,179      232,000  RDT&E
0026AB          359,527            285      25,188      385,000  SCN
0026AC           91,997             59       6,444       98,500  OPN
0026AD          800,423            512      56,065      857,000  O&MN
0026AE           18,680             12       1,308       20,000  FMS
0026AF           18,680             12       1,308       20,000  OTHER
0026AG           58,374             37       4,089       62,500  DBOF
0026AH            9,340              6         654       10,000  DOD-R&D
              ---------          -----     -------    ---------
SUB           1,573,703          1,062     110,235    1,685,000
TOTAL

0027            555,272          4,395      38,869      598,536
                -------          -----      ------      -------
SUB             555,272          4,395      38,869      598,536
TOTAL

0028AA        1,008,699            646      70,655    1,080,000  O&MN
0028AB        1,418,716            909      99,375    1,519,000  RDT&E,N
0028AC          761,193            489      53,318      815,000  SCN
0028AD        1,428,991            916     100,093    1,530,000  OPN
0028AE                0              0           0            0  WPN
0028AF                0              0           0            0  APN
0028AG                0              0           0            0  FMS
0028AH                0              0           0            0  DBOF
0028AJ                0              0           0            0  OTHER
              ---------          -----     -------    ---------
SUB           4,617,599          2,960     323,441    4,944,000
TOTAL

SUB
TOTAL TO     31,059,726         23,386   2,174,779   33,257,891

                                                N00024-90-C-5208
                                                N00024-95-FR-54720
                                                Modification P00125
                                                Page  7 of 7

   ITEM         ESTIMATED       COM        FIXED FEE    AMOUNT        CATEGORY
SUB
TOTAL         31,059,726         23,386   2,174,779    33,257,891

0029AA           200,806            129      14,065       215,000  O&MN
0029AB           322,222            207      22,571       345,000  RDT&E,N
0029AC                 0              0           0             0  SCN
0029AD                 0              0           0             0  OPN
0029AE                 0              0           0             0  WPN
0029AF                 0              0           0             0  APN
0029AG                 0              0           0             0  FMS
0029AH                 0              0           0             0  DBOF
0029AJ                 0              0           0             0  OTHER
                 -------            ---      ------       -------
TOTAL            523,028            336      36,636       560,000

0030AA                 0              0           0             0  O&MN
0030AB                 0              0           0             0  RDT&E,N
0030AC                 0              0           0             0  SCN
0030AD                 0              0           0             0  OPN
0030AE                 0              0           0             0  WPN
0030AF                 0              0           0             0  APN
0030AG                 0              0           0             0  FMS
0030AH                 0              0           0             0  DBOF
0030AJ                 0              0           0             0  OTHER
                       -              -           -             -
TOTAL                  0              0           0             0

SUB-TOTAL
TO DATE       31,582,754         23,722   2,211,415    33,817,891

B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

---------------------------------------------------------------------------
                       FINANCIAL ACCOUNTING DATA SHEET
---------------------------------------------------------------------------
1.  DOCUMENT NUMBER (PIN)   2. SUPPL PIN      3. DATE EFFECTIVE
                                                 YR.    MO.    DA.
    N0002490C5208              P00125             95 |  04  |  17
---------------------------------------------------------------------------
8.       9.                  10.        11.       12.      13.     14.

            REFERENCE
A  C        DOCUMENT           REF      CLIN      SLIN     QTY     UNIT
C  O        NUMBER             ACRN
T  D
   E
---------------------------------------------------------------------------

 A        N0002495AF185YV               0029      AB


---------------------------------------------------------------------------

---------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIAL ACCOUNTING DATA SHEET -- Continued
------------------------------------------------------------------------------------------------------------------------------------
        4. PROCUREMENT REQUEST NO.       5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           TI-95-X27
           N0002495FR54720
------------------------------------------------------------------------------------------------------------------------------------
  15.                                      ACCOUNTING DATA                                                              16.
  ------------------------------------------------------------------------------------------------------------------
  A.    B.              C.      D. OBJ   E.  BCN       F.      G.       H.      I.       J.       COST CODE
                                  CLASS  ------------                                    ---------------------------     AMOUNT
  ACRN  APPROPRIATION   SUBHEAD          PARM    RM    SA      AAA      TT      PAA      PROJ. UNIT    MCC    PDLI&S
  ------------------------------------------------------------------------------------------------------------------
                                K.                     OTHER THAN NAVY ACCOUNTING DATA
------------------------------------------------------------------------------------------------------------------------------------

  MC    1751319         85YV    000      SA      317   0       068342   2D      980360   S1803         000    0010      $220,000.00



                                       PROGRAM ELEMENT 0604567N IS APPLICABLE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL         $220,000.00
------------------------------------------------------------------------------------------------------------------------------------
17. FINANCIAL MANAGER                              18. COMPTROLLER CLEARANCE

 JAN HOPE, PMS317F
-----------------------------------------------------------------------------------------------------------------------------------
 SIGNATURE                     DATE                OBLIGATION OF FUNDS IS AUTHORIZED      SIGNATURE                     DATE
                               4/18/95             IN AMOUNTS SHOWN IN COLUMN 16 ABOVE                                  8/11/95
/S/ JAN PAUL HOPE                                                                         /S/ J.L. PRITCHETT
                                                                                          BY DIRECTION OF
                                                                                          CAPT. M.C. FOOTE
                                                                                          DEPUTY COMMANDER/COMPTROLLER
------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)